   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1998
                                             1933 ACT REGISTRATION NO. 333-42479
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                   ACCOUNT M

                           (EXACT NAME OF REGISTRANT)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              1300 South Clinton Street, Fort Wayne, Indiana 46802

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (219) 455-2000

             Jack D. Hunter, Esquire                              COPY TO:
   The Lincoln National Life Insurance Company           George N. Gingold, Esquire
              200 East Berry Street                         197 King Philip Drive
                  P.O. Box 1110                         West Hartford, CT 06117-1409
            Fort Wayne, Indiana 46802
     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                                  Continuous.

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)

    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The first Form 24F-2 for Registrant, for the fiscal year ending December 31, 1998 is not yet due.

    It is proposed that this filing will become effective:

        / /  immediately on filing
        / /  on        , 1999, pursuant to Rule 485(b)
        / /  60 days after filing pursuant to Rule 485(b)
        /X/  on March 19, 1999 pursuant to Rule 485(a)

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page Highlights
             2     Cover Page
             3     *
             4     Distribution of Policies
             5     Lincoln Life (Lincoln Life, the Separate Account and the
                   General Account)
          6(a)     The Variable Account (Lincoln Life, the Separate Account and
                   the General Account)
          6(b)     *
             9     Legal Proceedings
     10(a)-(c)     Short-Term Right to Cancel the Policy; Surrenders;
                   Accumulation Value; Reports to Policy Owners
         10(d)     Right to Exchange for a Fixed Benefit Policy; Policy Loans;
                   Surrenders; Allocation of Net Premium Payments
         10(e)     Lapse and Reinstatement
         10(f)     Voting Rights
     10(g)-(h)     Substitution of Securities
         10(i)     Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options
            11     The Funds
            12     The Funds
            13     Charges; Fees
            14     Issuance
            15     Premium Payments; Transfers
            16     The Variable Account (Lincoln Life, the Separate Account and
                   the General Account)
            17     Surrenders
            18     The Variable Account (Lincoln Life, the Separate Account and
                   the General Account)
            19     Reports to Policy Owners
            20     *
            21     Policy Loans
            22     *
            23     Lincoln Life (Lincoln Life, the Separate Account and the
                   General Account)

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            24     Incontestability; Suicide; Misstatement of Age or Sex
            25     Lincoln Life (Lincoln Life, the Separate Account and the
                   General Account)
            26     Fund Participation Agreements
            27     The Variable Account (Lincoln Life, the Separate Account and
                   the General Account)
            28     Directors and Officers of Lincoln Life
            29     Lincoln Life (Lincoln Life, the Separate Account and the
                   General Account)
            30     *
            31     *
            32     *
            33     *
            34     *
            35     *
            37     *
            38     Distribution of Policies
            39     Distribution of Policies
            40     *
         41(a)     Distribution of Policies
            42     *
            43     *
            44     The Funds; Premium Payments
            45     *
            46     Surrenders
            47     The Variable Account; Surrenders, Transfers (Lincoln Life, the
                   Separate Account and the General Account)
            48     *
            49     *
            50     The Variable Account (Lincoln Life, the Separate Account and
                   the General Account)
            51     Cover Page; Highlights; Premium Payments; Right to Exchange
                   for a Fixed Benefit Policy
            52     Substitution of Securities
            53     Tax Matters
            54     *
            55     *

* Not Applicable

                                  PROSPECTUS 1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M -- PROSPECTUS DATED XXXXXX

HOME OFFICE LOCATION:                              ADMINISTRATOR MAILING ADDRESS:
1300 SOUTH CLINTON STREET                          VARIABLE LIFE
P.O. BOX 1110                                      SERVICES CENTER - MVLI
FORT WAYNE, INDIANA 46802                          350 CHURCH STREET
(800) 942-5500                                     HARTFORD, CT 06103-1106
                                                   (800) 552-9898

--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life"). (Page references are to this Prospectus unless otherwise stated.)

    The Policy features:

                - flexible premium payments (see page 15);
                - a choice of one of two death benefit options (see page 13)
                - a choice of underlying investment options (see page 8).

    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.

    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 19) increase as the Insured gets older.

    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A Surrender Charge may be applied if the Policy is surrendered totally.

    The mutual funds available through Lincoln Life's Separate Account M ("Variable Account") are listed on the reverse side of this page. This Prospectus focuses on the Variable Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:

                - become part of Lincoln Life's General Account;
                - do not share the investment experience of the Separate
                  Account; and
                - have a guaranteed minimum interest rate of 4% per year.

    Interest beyond 4% is credited at Lincoln Life's discretion. For additional information on the Fixed Account, see page 7 and the Policy itself.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ CAREFULLY TO UNDERSTAND THE POLICY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                         AIM VARIABLE INSURANCE FUNDS, INC.
                         AIM V.I. Capital Appreciation Fund
                         AIM V.I. Diversified Income Fund
                         AIM V.I. Growth Fund
                         AIM V.I. Value Fund

                         BT INSURANCE FUNDS TRUST
                         BT Equity 500 Index Fund

                         DELAWARE GROUP PREMIUM FUND, INC.
                         Emerging Markets Series
                         Small Cap Value Series
                         Trend Series

                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                         Equity-Income Portfolio

                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                         Asset Manager Portfolio
                         Investment Grade Bond Portfolio
                         LINCOLN NATIONAL MONEY MARKET FUND, INC.
                         Money Market Fund

                         MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST MFS Emerging Growth Series
                         MFS Total Return Series
                         MFS Utilities Series

                         OCC ACCUMULATION TRUST
                         Global Equity Portfolio
                         Managed Portfolio

                         TEMPLETON VARIABLE PRODUCTS SERIES FUND
                         Templeton Asset Allocation Fund Class 1
                         Templeton International Fund Class 1
                         Templeton Stock Fund Class 1

                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Highlights.....................................          4
  Initial Choices to be Made...................          4
  Level or Varying Death Benefit...............          4
  Amount of Premium Payments...................          5
  Selection of Funding Vehicles................          5
  Charges and Fees.............................          5
  Changes in Specified Amount..................          6
Lincoln Life, the Separate Account and
 The General Account...........................          6
Buying Variable Life Insurance.................          7
  Replacements.................................          8
The Funds......................................          8
  Substitution of Securities...................         12
  Voting Rights................................         12
  Fund Participation Agreements................         13
Death Benefit..................................         13
    Death Benefit Options......................         13
    Changes in Death Benefit Option............         13
    Guaranteed Death Benefit Provision.........         14
    Payment of Death Benefit...................         14
    Changes in Specified Amount................         14
Premium Payments; Transfers....................         15
    Premium Payments...........................         15
    Allocation of Net Premium Payments.........         16
    Transfers..................................         17
    Optional Variable Account Sub-Account
     Allocation Programs.......................         17
      Dollar Cost Averaging....................         17
      Automatic Rebalancing....................         18
Charges; Fees..................................         18
    Premium Load...............................         19
    Monthly Deductions.........................         19
    Transaction Fee for Excess Transfers.......         19
    Mortality and Expense Risk Charge and Fund
     Expenses..................................         20
    Surrender Charge...........................         22
    Reduction of Charges--
     Purchases on a Case Basis.................         23
Policy Values..................................         23
    Accumulation Value.........................         23
    Variable Accumulation Unit Value...........         23
    Surrender Value............................         24
Surrenders.....................................         24
    Partial Surrenders.........................         24
    Full Surrenders............................         25
    Deferral of Payment and Transfers..........         25
Lapse and Reinstatement........................         25
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision...................         25

                                                   PAGE
                                                 ---------
    Reinstatement of a Lapsed Policy...........         25
Policy Loans...................................         26
Settlement Options.............................         27
Other Policy Provisions........................         27
    Issuance...................................         27
    Effective Date of Coverage.................         27
    Short-Term Right to Cancel the Policy......         27
    Policy Owner...............................         28
    Beneficiary................................         28
    Assignment.................................         28
    Right to Exchange for a Fixed Benefit
     Policy....................................         28
    Incontestability...........................         29
    Misstatement of Age or Sex.................         29
    Suicide....................................         29
    Nonparticipating Policies..................         29
    Riders.....................................         30
Tax Matters....................................         30
    Policy Proceeds............................         30
    Taxation of Lincoln Life...................         31
    Section 848 Charges........................         31
    Other Considerations.......................         31
Other Matters..................................         32
    Distribution of Policies...................         32
    Changes of Investment Policy...............         32
    Other Contracts Issued by Lincoln Life.....         32
    State Regulation...........................         32
    Reports to Policy Owners...................         33
    Advertising................................         33
    Legal Proceedings..........................         33
    Experts....................................         34
    Registration Statement.....................         34
Appendix 1.....................................         35
    Preparing for Year 2000....................         35
Appendix 2.....................................         36
    Directors and Officers of Lincoln Life.....         36
Appendix 3.....................................         38
    Corridor Percentages.......................         38
Appendix 4.....................................         39
    Maximum Cost of Insurance Rates............         39
Appendix 5.....................................         40
    Illustration of Surrender Charges..........         40
Appendix 6.....................................         41
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits......         41
Appendix 7.....................................         50
    Definitions................................         50
Financial Statements...........................        S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Its value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options (described on page
                    13);
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. Lincoln calculates the Death Benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount, which is the amount of the death
                       benefit in effect for the Policy when the Insured died (The Specified Amount may be found on the Policy's Specification Page); or
                    2) the Corridor Death Benefit, which is the death benefit
                       calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account, and the Variable Account minus any outstanding Loan Account amounts; or
                    2) the Corridor Death Benefit. See page 14.

                    This policy contains a Guaranteed Initial Death Benefit Premium. This means that the Death Benefit will not be lower than the Initial Specified Amount regardless of the gains or losses of the Funds you select as long as you pay that Premium. Therefore, the Initial Death Benefit under your Policy would be guaranteed for five years even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions. If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 15.

                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 25.

                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period your Initial Premium Payment will be deposited in the Money Market Account. If you then decide you do not want your Policy, all Premium Payments will be returned to you with no interest paid. See page 27.

                    SELECTION OF FUNDING VEHICLES

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These Fund Sub-Accounts make up the Variable Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Variable Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 8.

                    CHARGES AND FEES

                    A premium charge of 5% will be made against all of your Premium Payments. Monthly deductions are made for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $10 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. Daily deductions are subtracted from the Variable Account for mortality and expense risk. This charge is currently at an annual rate of .80% for Policy Years 1-12, 0.55% for Policy Year 13 and beyond. The charge is guaranteed not to exceed .90% per year.

                    Each Fund has its own management fee charge, also deducted daily. Investment results for the Funds you choose will be affected by each Fund's expense levels. The table on pages 20-21 shows you the expenses currently in effect for each Fund.

                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.

                    You will be charged $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 10 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 10 years after an increase in the Specified Amount, a surrender charge will also be imposed in addition to any existing Surrender Charges. See page 22.

                    If you make a loan against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. Lincoln Life will credit interest on the Loan Account Value. For the first ten Policy Years, interest will be credited at a current annual rate equal to the interest rate charged minus 1%, guaranteed not to exceed 2%. For Policy Years eleven and beyond, the credited annual rate will be equal to the interest rate charged minus .25% guaranteed not to exceed 1%. See page 26.

                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 23.

                    CHANGES IN SPECIFIED AMOUNT

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 14.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life, an Indiana life insurance company incorporated in 1905, is among the nation's largest writers of annuities, individual life insurance and life reinsurance. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed in all states (except New York) , the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands. Its principal office is at 1300 South Clinton Street, Fort Wayne, IN 46802. Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    Lincoln Life Flexible Premium Variable Life Account M ("Account M") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account M attributable to the Policies, through the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to other income, gains, or losses of Lincoln Life. Account M's values and investment performance are not guaranteed. Account M is registered with the Commission as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or Lincoln Life's management, investment practices, or policies. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.

                    The Funds now available in Account M and their investment objectives are on pages 8-12. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.

                    Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    Lincoln Life reserves the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in its sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available to Lincoln Life for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The Guaranteed Death Benefit Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 30), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 13). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    The costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 6) or in personalized illustrations available upon request.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, the applicant should consider whether any commission will be paid to an agent or any other person with respect to the replacement, and whether coverages and comparable values are available from the Policy, as compared to his or her existing policy. The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

THE FUNDS

                    Each of the twenty Sub-Accounts of the Variable Account is invested solely in the shares of one of the twenty Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of nine entities, all Massachusetts business trusts, except for AIM Variable Insurance Funds, Inc., Delaware Group Premium Fund, Inc. and Lincoln National Money Market Fund, Inc., which are Maryland Corporations. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to herein as the "Trusts."

                    The nine Trusts and their Investment advisers and distributors are:

                        AIM Variable Insurance Funds, Inc. ("AIM V.I. Fund"), managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;

                        BT Insurance Funds Trust ("BT Trust"), managed by Bankers Trust Company, Bankers Trust Plaza, New York, NY 10006, and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581;

                        Delaware Group Premium Fund, Inc. ("Delaware Trust"), managed by Delaware Management Company, Inc. and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103;

                        Fidelity Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103;

                        Lincoln National Money Market Fund, Inc. ("Lincoln Trust"), managed by Lincoln Investment Management, Inc. and distributed by Lincoln Financial Advisors, Inc., 1300 S. Clinton Street, Fort Wayne, IN 46802;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;

                        Templeton Variable Products Series Fund ("Templeton Trust"), managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, FL 33701;

                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.

                    Four Funds of AIM V.I. Fund are available under the
                    Policies:

                        AIM V.I. Capital Appreciation Fund;
                        AIM V.I. Diversified Income Fund;
                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund.

                    One Fund of BT Trust is available under the Policies:

                        Equity 500 Index Fund.

                    Three Funds of the DELAWARE Trust are available under the
                    Policies:

                        Emerging Markets Series;
                        Small Cap Value Series;
                        Trend Series.

                    One Fund of FIDELITY VIP is available under the Policies:

                        Equity-Income Portfolio ("Fidelity VIP Equity-Income Portfolio").

                    Two Funds of FIDELITY VIP II are available under the
                    Policies:

                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").

                    One Fund of LINCOLN Trust is available under the Policies:

                        Money Market Fund.

                    Three Funds of MFS Trust are available under the Policies:

                        MFS Emerging Growth Series;
                        MFS Total Return Series;
                        MFS Utilities Series.

                    Three Funds of TEMPLETON Trust are available under the
                    Policies:

                        Templeton Asset Allocation Fund: Class 1;
                        Templeton International Fund: Class 1;
                        Templeton Stock Fund: Class 1.

                    Two Funds of OCC Accumulation Trust are available under the
                    Policies:

                        Global Equity Portfolio;
                        Managed Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown on pages 20 and 21 of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    The investment objectives and policies of certain Trusts are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the Trusts, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Trusts will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

                    AIM V.I. CAPITAL APPRECIATION FUND (Small Cap Stocks): Seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

                    AIM V.I. DIVERSIFIED INCOME FUND (Fixed
                    Income - Intermediate Term Bonds): Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by its adviser to have strong earnings momentum.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its adviser to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

                    BT EQUITY 500 INDEX FUND (Large Cap Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, an index emphasizing large-capitalization stocks, before the deduction of Fund expenses.

                    DELAWARE EMERGING MARKETS SERIES (International Stocks): An international fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Under normal market conditions, at least 65% of the Series assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be developing or emerging.

                    DELAWARE SMALL CAP VALUE SERIES (Small Cap Stocks): Seeks capital appreciation by investing primarily in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

                    DELAWARE TREND SERIES (Small Cap Stocks): Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income - Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

                    LINCOLN MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital, by investing in a portfolio of short-term money market instruments maturing within one year from date of purchase.

                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    TEMPLETON ASSET ALLOCATION FUND -- CLASS 1 (Balanced or Total Return): Seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.

                    TEMPLETON INTERNATIONAL FUND -- CLASS 1 (International Stocks): Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

                    TEMPLETON STOCK FUND -- CLASS 1 (Global Stocks): Seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world, including the U.S.

                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    The AIM Diversified Income Fund, Delaware Emerging Markets Fund, Delaware Small Cap Value Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, MFS Total Return Series, MFS Utilities Series, OCC Global Equity Portfolio, OCC Managed Portfolio, Templeton Asset Allocation Fund, Templeton International Fund and Templeton Stock Fund portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by Lincoln Life (See "Premium Payments").

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of Lincoln Life, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies or in view of legal, regulatory or federal income tax restrictions, Lincoln Life may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, Lincoln Life will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Series Fund in accordance with written instructions received from persons having the voting interest in the Variable Account. Lincoln Life will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Series Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Series Fund not more than sixty (60) days prior to the meeting of the particular Series Fund. Voting instructions will be solicited by written communication at least fourteen
                    (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of Lincoln Life and other life insurance companies. The Series Funds do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Series Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    With respect to a Trust, the adviser and/or the distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administration, distribution, or other services. It is anticipated that such compensation would be based on assets of the particular Trust attributable to the Policies along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available. The amount payable under either option will be determined as of the date of the Insured's death.

                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in "Payment of Death Benefit" to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to Lincoln Life's Administrative Office in form satisfactory to Lincoln Life, subject to the following conditions:

                     - The change will take effect on the Monthly Anniversary
                       Day or on the next Valuation Day following the date of receipt of the request.

                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.

                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial Specified Amount during the first five Policy Years even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at Lincoln Life's Administrative Office of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as Lincoln Life may make available in the future.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the "Corridor Percentage" of the Accumulation Value based on the Insured's attained age. The table of Corridor Percentages is in Appendix 3.

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to Lincoln Life's Administrative Office in form satisfactory to Lincoln Life.

                    Changes in the Specified Amount are subject to the following conditions:

                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                     - No decrease may reduce the Specified Amount to less than
                       $100,000.

                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.

                    Decreases in Specified Amount will be effective on the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office, if all requirements have been met. Decreases in Specified Amount will be applied to reduce existing Specified Amount in the following order: first, the most recent increase in Specified Amount; then, the next most recent increases in Specified Amount successively; and finally, against the Specified Amount provided at issue.

                    Increases in Specified Amount, if approved by Lincoln Life and provided the Insured is living, will be effective on (i) the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office and (ii) the deduction from the Accumulation Value of the first month's cost of insurance for the increase. If the Specified Amount is increased, a new Surrender Charge applies for ten years following any increase in Specified Amount. (See "Charges; Fees -- Surrender Charge".)

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Net Accumulation Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. Lincoln Life reserves the right to decline any application or Premium Payment.

                    After the initial Premium Payment, all Premium Payments must be sent directly to Lincoln Life's Administrative Office and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy

                    Years, the Policy will lapse during the first five Policy Years if the Net Accumulation Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Net Accumulation Value is less than the next Monthly Deduction.

                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any underlying funding options.

                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, Lincoln Life will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    At the time of purchase of the Policy, the Owner must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. Lincoln Life will allocate the initial Net Premium Payment directly to the Sub-Account(s) selected by the Owner within three days after expiration of the Right-to-Examine Period.

                    Unless Lincoln Life is directed otherwise by the Policy Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    The allocation for future Net Premium Payments may be changed at any time free of charge. Any new allocation will apply to Premium Payments made more than one week after Lincoln Life receives the notice of the new allocation at its administrative office. Any new allocation is subject to the same requirements as the initial allocation. Lincoln Life may, at its sole discretion, waive minimum premium allocation requirements.

                    TRANSFERS

                    Before the Insured attains age 100, values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Variable Account to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age 100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at Lincoln Life's Administrative Office. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. Lincoln Life may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers may be made in writing or by telephone unless the Policy Owner has indicated in writing in the application or otherwise that telephone transfers are not to be permitted. To make a telephone transfer, the Policy Owner must call Lincoln Life's Administrative Office and provide, as identification, his or her Policy Number and a requested portion of his or her Social Security number. A customer service representative will then come on the line and, upon ascertaining that telephone transfers are permitted for that Policy, take the transfer request, which will be processed as of the next close of business and confirmed the day after that. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received by Lincoln Life at its Administrative Office. Transfer requests must be received by Lincoln Life at its Administrative Office by the close of the New York Stock Exchange (usually, 4:00 pm ET) on each day the New York Stock Exchange is open, in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. The Policy Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See pages 8-12 of this Prospectus.

                    Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the

                    Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations. Dollar cost averaging will not assure a profit or protect against a declining market.

                    Dollar Cost Averaging may be elected by establishing a Money Market Sub-Account value of at least $1,000. The minimum amount per month to allocate is $100. Enrollment in this program may occur at any time by calling Lincoln Life's Administrative Office or by providing the information requested on the Dollar Cost Averaging election form to Lincoln Life, provided that sufficient value is in the Money Market Sub-Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. Lincoln Life may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or
                    (4) the Policy is surrendered.

                    There is no current charge for Dollar Cost Averaging but Lincoln Life reserves the right to charge for this program.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, or thereafter by calling Lincoln Life's Administrative Office, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life or by calling the Administrative Office.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.

                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. The Owner may terminate Automatic Rebalancing or re-enroll at any time by calling or writing Lincoln Life's Administrative Office.

                    There is no current charge for Automatic Rebalancing but Lincoln Life reserves the right to charge for this program.

CHARGES; FEES

                    Lincoln Life deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the Premium Load and Surrender Charge may not fully cover all of the sales and distribution expenses actually incurred by Lincoln Life, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

                    PREMIUM LOAD

                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The 2.35% portion of this deduction for premium taxes may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. Lincoln Life estimates 1.15% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs. The remaining 1.5% of the deduction is for sales expenses.

                    MONTHLY DEDUCTIONS

                    A Monthly Deduction is made from the Net Accumulation Value for administrative expenses. The monthly administrative fee is $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. For subsequent Policy Years, this monthly fee will never exceed $10.

                    A Monthly Deduction is also made from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by 1.0032737, subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 4.

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If the Insured is still living at age 100 and the Policy has not been surrendered, no further Monthly Deductions are taken and any Variable Account Value is transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's death.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE AND FUND EXPENSES

The purpose of the following Table is to help purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first twelve Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .90% per year.

                                   FEE TABLE

                                                        AIM VARIABLE INSURANCE FUNDS, INC.
                                          --------------------------------------------------------------     BT INSURANCE
                                             AIM V.L.                                                        FUNDS TRUST
                                             CAPITAL                                        AIM V.I.       ----------------
                                           APPRECIATION      AIM V.I.       AIM V.I.      DIVERSIFIED      EQUITY 500 INDEX
                                               FUND         GROWTH FUND    VALUE FUND     INCOME FUND            FUND
                                          --------------   -------------   ----------   ----------------   ----------------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.......           0.80%        0.80%           0.80%           0.80%              0.80%
Total Separate Account Annual
 Expenses...............................           0.80%        0.80%           0.80%           0.80%              0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees.........................           0.63%        0.65%           0.62%           0.60%              0.20%
Other Expenses..........................           0.05%        0.08%           0.08%           0.20%              0.10%(2)
Total Fund Portfolio Annual Expenses....           0.68%(1)      0.73%(1)       0.70%(1)         0.80%(1)          0.30%(2)

                                                          DELAWARE GROUP
                                                           PREMIUM FUND                       LINCOLN
                                          ----------------------------------------------      NATIONAL
                                                                               SMALL          -------
                                             EMERGING                           CAP         MONEY MARKET
                                          MARKET SERIES     TREND SERIES    VALUE SERIES        FUND
                                          --------------      -------       ------------      -------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.......        0.80%            0.80%            0.80%            0.80%
Total Separate Account Annual
 Expenses...............................        0.80%            0.80%            0.80%            0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees.........................        0.30%            0.62%            0.60%            0.48%
Other Expenses..........................        1.20%            0.23%            0.25%            0.11%
Total Fund Portfolio Annual Expenses....        1.50%(3)         0.85%(3)         0.85%(3)         0.59%

------------------------------
(1) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services, as described in the accompanying prospectus for the Funds. On a current basis, the fee will apply only to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998, and AIM will not seek reimbursement of the cost of any service in excess of the amount charged by a participating insurance company for providing the services above. The amount of reimbursements that will be paid by each Fund under this arrangement for the year ending December 31, 1998 cannot be predicted.

(2) Under the Advisory Agreement with the Advisor, the Funds will pay advisory fees at the annual percentage rate of .20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Fund for certain expenses so that the Equity 500 Index Fund total operating expenses will not exceed .30%. Such expense reimbursements may be terminated at the discretion of the Advisor. If this reimbursement were not in place, the total operating expenses would be 2.78%. For the year ended December 31, 1997, the Advisor waived and/or reimbursed expenses of $65,771 for the Equity 500 Index Fund.

(3) The investment adviser for the Small Cap Value Series and Trend Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through October 31, 1998, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series and 0.85% for the Small Cap Value Series and Trend Series. The fee ratios shown above have been restated to assume that the new voluntary limitation took effect January 1, 1997. For the fiscal year ended December 31, 1997, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 2.45% for the Emerging Market Series, 0.90% for Small Cap Value Series (formerly known as "Value Series"), and 0.88% for Trend Series.

Other Expenses of the Trusts shown in the table are based on expenses incurred by each Trust for the year ending December 31, 1997. The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                                     MFS-REGISTERED TRADEMARK-
  FIDELITY VARIABLE INSURANCE                VARIABLE                 TEMPLETON VARIABLE PRODUCTS      OCC ACCUMULATION
         PRODUCTS FUNDS                   INSURANCE TRUST                SERIES FUND (CLASS 1)               TRUST
--------------------------------  -------------------------------  ---------------------------------  -------------------
 VIP II      VIP I      VIP II       MFS        MFS                TEMPLETON
  ASSET     EQUITY-   INVESTMENT  EMERGING     TOTAL       MFS       ASSET     TEMPLETON    TEMPLETON  GLOBAL
 MANAGER    INCOME    GRADE BOND   GROWTH     RETURN    UTILITIES  ALLOCATION INTERNATIONAL  STOCK     EQUITY    MANAGED
PORTFOLIO  PORTFOLIO  PORTFOLIO    SERIES     SERIES     SERIES      FUND         FUND        FUND    PORTFOLIO  PORTFOLIO
---------  ---------  ----------  ---------  ---------  ---------  ---------  ------------  --------  ---------  --------
  0.80%      0.80%       0.80%      0.80%      0.80%      0.80%      0.80%         0.80%     0.80%      0.80%     0.80%
  0.80%      0.80%       0.80%      0.80%      0.80%      0.80%      0.80%         0.80%     0.80%      0.80%     0.80%
  0.55%      0.50%       0.44%      0.75%      0.75%      0.75%      0.60%(7)      0.69%(7)  0.69%(7)   0.79%(8)  0.80%(8)
  0.10%      0.08%       0.14%      0.12%(6)   0.25%(6)   0.25%(6)   0.18%(7)      0.19%(7)  0.19%(7)   0.40%(9)  0.07%(9)
  0.65%(4)   0.58%(4)    0.58%      0.87%      1.00%(5)   1.00%(5)   0.78%         0.88%     0.88%      1.19%(10)  0.87%(10)

------------------------------
(4) A portion of the brokerage commissions that certain funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.64% for the VIP II Asset Manager Portfolio and 0.57% for the VIP Equity-Income Portfolio.

(5) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series and Utilities Series would be 0.27% and 0.45% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.02% and 1.20% respectively, for these Series. See "Information Concerning Shares of Each Series Expenses."

(6) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

(7) Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See fund prospectus for details. Actual Management Fees and Total Fund Operating Expenses during 1997 were lower.

(8) Reflects management fees after taking into effect any waiver.

(9) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.

(10) Total Portfolio Expenses for the Managed Portfolio are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets. Total Portfolio Expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets. Without such limitation and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Expenses incurred for the fiscal year ended December 31, 1997 would have been .80%, .07%, and .87%, respectively, for the Managed Portfolio and .80%, .40%, and 1.20%, respectively, for the Global Equity Portfolio.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 5 -- Illustration of Surrender Charges".)

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs Lincoln Life otherwise.

                    The portion of the Surrender Charge applied to reimburse Lincoln Life for sales and promotional expense is at most 28.5% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 8.5% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 7.5% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount. Under certain circumstances involving the payment of very large premiums during the first two Policy Years, a lesser portion of the Surrender Charge will be applied to reimburse Lincoln Life for sales and promotional expense, if and to the extent required by state law. Any surrenders may result in tax implications. (See "Tax Matters".)

                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the General Account of Lincoln Life, which supports insurance and annuity obligations.

                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS

                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a Case basis. Lincoln Life reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which Lincoln Life believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by Lincoln Life on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Lincoln Life Flexible Premium Variable Account M.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at Lincoln Life's Administrative Office (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.

                    Each Policy Owner will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The Accumulation Unit value for each Sub-Account was or will be arbitrarily established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:
                       (1)The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus
                       (2)The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Variable Account; and
                       (3)The result of (2) is divided by the number of
                          Sub-Account units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge plus any applicable daily administrative charge multiplied by the number of calendar days in the Valuation Period.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")

SURRENDERS

                    There may be adverse tax consequences associated with surrenders from the Policy. (See "Tax Matters -- Policy Proceeds.")

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time by written request to Lincoln Life's Administrative Office during the lifetime of the Insured and while the Policy is in force. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Policy Owner and Lincoln Life agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time. Lincoln Life will pay the Surrender Value next computed after receiving the Owner's written request at Lincoln Life's Administrative Office in a form satisfactory to Lincoln Life. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer such payment or transfer interest will be added as required by law.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION

                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Net Accumulation Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Net Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.

                    A lapse occurs, and all coverage under the Policy automatically terminates, if a Monthly Deduction is greater than the Net Accumulation Value and no payment to cover the Monthly Deduction is made within the Grace Period. Lincoln Life will send the Owner a lapse notice at least 31 days before the Grace Period expires.

                    REINSTATEMENT OF A LAPSED POLICY

                    The Owner can apply for reinstatement at any time during the Insured's lifetime if the Policy was not surrendered for cash. To reinstate a Policy, Lincoln Life will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.

                    If the Accumulation Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to Lincoln Life. The loan may be for any amount up to 100% of the Surrender Value; however, Lincoln Life may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The minimum loan amount is $500. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless Lincoln Life is instructed otherwise in writing at its Administrative Office.

                    Interest on loans will accrue at an annual rate of 8%, and loan interest is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the interest will be withdrawn proportionately from the values in each funding option.

                    Lincoln Life will credit interest on the Loan Account Value. During the first ten Policy Years, Lincoln Life's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, Lincoln Life's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter. Interest paid will be allocated among the funding options according to current Net Premium Payment allocations.

                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less surrender charge, the Policy will terminate without Value subject to the conditions in the Grace Period provision.

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
                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result. (See "Tax Matters -- Policy Proceeds.")

SETTLEMENT OPTIONS

                    Proceeds in the form of Settlement Options are payable by Lincoln Life at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to Lincoln Life, and will take effect upon its receipt at Lincoln Life's Administrative Office. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with Lincoln Life at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by Lincoln Life at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    EFFECTIVE DATE OF COVERAGE

                    The effective date of this Policy will be the Issue Date, provided the initial premium has been paid while the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements, within 10 days after Lincoln Life mails or personally delivers a Notice of Withdrawal Right to the Owner, or within 45 days after the application for the Policy is signed, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Variable Account even if the Policy Owner may have so directed until three business days following the expiration of the Right-to-Examine Period. If the Policy is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to Lincoln Life and recorded at its Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to Lincoln Life and recorded at its Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by Lincoln Life before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at Lincoln Life's Administrative Office. No assignment will affect any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to Lincoln Life before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    The Policy Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Policy Owner will be required to make additional Premium Payments in order to effect the exchange. The new policy will have the Issue Date and Issue Age as of the exchange date. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, Lincoln Life will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:

                    1. is the Net Amount at Risk at the time of the Insured's
                       death;

                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

                    3. is the Accumulation Value at the time of the Insured's
                       death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, Lincoln Life will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

                    RIDERS

                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this rider, Lincoln Life will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Rider availability may vary by state.

TAX MATTERS

                    POLICY PROCEEDS

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. Lincoln Life will monitor compliance with these tests. Lincoln Life reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under
                    Section 101 of the Code.

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. Lincoln Life will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account of the Variable Account must meet certain tests. Lincoln Life believes the Variable Account investments meet the applicable diversification standards.

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
                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, Lincoln Life will take whatever steps are available to remain in compliance.

                    Lincoln Life will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

                    TAXATION OF LINCOLN LIFE

                    Lincoln Life is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from Lincoln Life and its operations form a part of Lincoln Life, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.

                    Lincoln Life does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, Lincoln Life determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    Lincoln Life may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES

                    The 5.0% premium load is assessed to cover state taxes, federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. This load is made up of 2.35% for state taxes, 1.15% for the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs and a 1.5% sales load.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on Lincoln Life's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

OTHER MATTERS

                    DISTRIBUTION OF POLICIES

                    PRINCIPAL UNDERWRITER

                    Lincoln Life intends to offer the Policies in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Indiana 46802.

                    The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representatives. Gross first year commissions paid by Lincoln Life, including expense reimbursement allowances, on the sale of these Policies are not more than 95% of Premium Payments. Gross renewal commissions paid by Lincoln Life will not exceed 10% of Premium Payments. The local agency receives additional compensation on the first year required premium and all additional premiums. In some situations, the local agency may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include certain charges made under the Policy.

                    CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Variable Account. Lincoln Life must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders Lincoln Life's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY LINCOLN LIFE

                    Lincoln Life does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of Lincoln Life.

                    STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year.

                    Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    Lincoln Life maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

                    During the 1990's, class action lawsuits alleging sales practices fraud have been filed against many life insurance companies, and Lincoln Life has not been immune. Several lawsuits involve alleged fraud in the sale of interest-sensitive universal and whole life insurance policies. Certain of these suits have been filed as class actions against Lincoln Life, although as of the date of this Prospectus the court had not certified a class in any of them. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management denies these allegations and intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits (exclusive of any indemnification from professional liability insurers) cannot be reasonably estimated at this time.

                    EXPERTS

                    The statutory-basis financial statements and schedules of Lincoln Life will be filed by amendment.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to the registration statement.

                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    PREPARING FOR YEAR 2000

                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.

                    Lincoln Life, as part of its year 2000 updating process, is responsible for the updating of its Account M-related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for Account
                    M. Delaware, for its part, is responsible for updating all of its internal computer systems, including those which service Account M, to accommodate the year 2000. Lincoln Life and Delaware (the "Companies") have each been redirecting a large portion of their internal information technology efforts and contracting with outside consultants as part of this updating process. Meanwhile, they have been coordinating with each other as part of the the process.

                    The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both Lincoln Life and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for Account M. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. The Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

                    The cost of addressing year 2000 issues and the timeliness of completion is being monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

APPENDIX 2

                    DIRECTORS AND OFFICERS OF LINCOLN LIFE

                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT            PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------  ----------------------------------------------------
NANCY J. ALFORD                    Vice President [4/96-present], (formerly Second Vice
VICE PRESIDENT                     President [1/90-4/96]), Lincoln National Life
                                   Insurance Co.

ROLAND C. BAKER                    President [1/95-present], First Penn-Pacific Life
VICE PRESIDENT AND DIRECTOR        Insurance Co. Formerly: Chairman and CFO
1801 S. Meyers Road                [7/88-1/95], Baker, Ralish, Shipley and Politzer,
Oakbrook Terrace, Ill. 60181       Inc.

JON A. BOSCIA                      President and Director, Lincoln National Corp.
DIRECTOR                           [1/98-present] (Formerly: President and Chief
200 East Berry Street              Executive Officer [10/96-1/98] and Chief Operating
Fort Wayne, Ind. 46802             Officer [5/94-10/96]), Lincoln National Life
                                   Insurance Co.; President [7/91-5/94]Lincoln
                                   Investment Management, Inc.

JOHN GOTTA                         Vice President and General Manager [1/98-present]
SENIOR VICE PRESIDENT AND          Lincoln National Life Insurance Co. Formerly: Senior
ASSISTANT SECRETARY                Vice President, Connecticut General Life Insurance
350 Church Street                  Company [3/96-12/97]; Vice President, Connecticut
Hartford, CT 06103                 Mutual Life Insurance Company [8/94-3/96]; Vice
                                   President, CIGNA [3/93-8/94]

J. MICHAEL HEMP                    President [11/96-Present], Lincoln Financial
SENIOR VICE PRESIDENT              Advisors Corp.; Vice President [10/95-Present],
350 Church Street                  Lincoln National Life Insurance Co. Formerly:
Hartford, CT 06103                 Regional Chief Executive Officer [11/79-10/95],
                                   Lincoln Dallas RMO.

STEPHEN H. LEWIS                   Senior Vice President, [5/94-present] Lincoln
SENIOR VICE PRESIDENT              National Life Insurance Co. Formerly: President
                                   [2/85-5/94], First Penn-Pacific Life Insurance Co.

H. THOMAS MCMEEKIN                 President [5/94-present], Lincoln Investment
DIRECTOR                           Management, Inc.; Executive Vice President
200 East Berry Street              [5/94-Present], Lincoln National Corporation
Fort Wayne, Ind. 46802             (formerly Senior Vice President [11/92-5/94])

ARTHUR S. ROSS                     Vice President, Lincoln National Life Insurance Co.
VICE PRESIDENT

LAWRENCE T. ROWLAND                Executive Vice President [10/96-present] (formerly
EXECUTIVE VICE PRESIDENT AND       Senior Vice President [1/93-10/96]), Lincoln
DIRECTOR                           National Life Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT            PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------  ----------------------------------------------------
KEITH J. RYAN                      Senior Vice President (formerly Vice President),
SENIOR VICE PRESIDENT, CHIEF       Chief Financial Officer and Assistant Treasurer
FINANCIAL OFFICER AND ASSISTANT    [1/96-present]. Formerly: Controller [6/95-12/95],
TREASURER                          Business Controls Director [11/90-6/95], Lincoln
                                   National Life Insurance Co.

GABRIEL L. SHAHEEN                 President and Chief Executive Officer
PRESIDENT, CHIEF EXECUTIVE         [1/98-present], Lincoln National Life Insurance Co.
OFFICER                            Formerly: Chairman and Managing Director, Lincoln
AND DIRECTOR                       National (UK) PLC [12/96-1/98]; President, Lincoln
                                   National Reassurance Company [7-95-12/96]; Senior
                                   Vice President, Lincoln National Life Reinsurance
                                   Company [1/93-7/95]

RICHARD C. VAUGHAN                 Executive Vice President and Chief Financial Officer
DIRECTOR                           [1/95-present] (formerly Senior Vice President
200 East Berry Street              [4/92-1/95]), Lincoln National Corp.
Fort Wayne, Ind. 46802

MICHAEL R. WALKER                  Vice President [1/96-present], Lincoln National Life
VICE PRESIDENT                     Insurance Co. Formerly: Vice President [3/93-1/96],
                                   Employers Health Insurance Co.

ROY V. WASHINGTON                  Vice President [7/96-present], Lincoln National Life
VICE PRESIDENT                     Insurance Co. (formerly, Associate Counsel
                                   [2/95-7/96]). Formerly: Director of Compliance
                                   [8/94-2/95], Lincoln Investment Management, Inc.;
                                   Compliance Consultant [8/89-8/94], Lincoln National
                                   Corp.

MICHAEL L. WRIGHT                  Senior Vice President [3/95-present], Lincoln
SENIOR VICE PRESIDENT              National Life Insurance Co. Formerly: Executive Vice
                                   President and Chief Operating Officer [11/88-3/95],
                                   The Associate Group.

APPENDIX 3

                    CORRIDOR PERCENTAGES

                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                        0-40          250%            70            115%
                         41           243             71            113
                         42           236             72            111
                         43           229             73            109
                         44           222             74            107
                                    -----            ---          -----
                         45           215             75            105
                         46           209             76            105
                         47           203             77            105
                         48           197             78            105
                         49           191             79            105
                                    -----            ---          -----
                         50           185             80            105
                         51           178             81            105
                         52           171             82            105
                         53           164             83            105
                         54           157             84            105
                                    -----            ---          -----
                         55           150             85            105
                         56           146             86            105
                         57           142             87            105
                         58           138             88            105
                         59           134             89            105
                                    -----            ---          -----
                         60           130             90            105
                         61           128             91            104
                         62           126             92            103
                         63           124             93            102
                         64           122             94            101
                                    -----            ---          -----
                         65           120             95            100
                         66           119             96            100
                         67           118             97            100
                         68           117             98            100
                         69           116             99            100
                                    -----            ---          -----

APPENDIX 4

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584

     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084

    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001

    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085

    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919

    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338

    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428

    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------

    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722

    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211

    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725

    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909

    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330

    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851

    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533

    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493

    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915

    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

APPENDIX 5

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $ 426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $ 600.00(ii)
                                                                                         --------
                                                                                         $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                    Surrender Charge for Initial Specified Amount =

                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $ 848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         --------
                                                                                         $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.

                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $ 171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $ 300.00(ii)
                                                                                         --------
                                                                                         $ 471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i)The Deferred Sales Charge is based on the actual
                          premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                           DURING POLICY YEAR:
                           1 and 2       28.5% of the sum of the premiums
                                         paid up to an amount equal to the
                                         Guideline Annual Premium Amount,*
                                         plus 8.5% of the sum of the
                                         premiums paid between one and two
                                         times the Guideline Annual Premium
                                         Amount, plus 7.5% of the sum of the
                                         premiums paid in excess of two
                                         times the Guideline Annual Premium
                                         Amount.
                           3 through 10  same dollar amount as of the end of
                                         Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii)The Deferred Administrative Charge is $6.00 per $1,000
                          of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 6

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFITS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Variable Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Variable Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.81% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1997.

                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.71%, 4.29% and 10.29%.

                    The illustrations also reflect the fact that Lincoln Life makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that Lincoln Life deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that Lincoln Life will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that Lincoln Life deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, Lincoln Life will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      3,738      4,033       4,328          0          0           0
   2        14,155     500,000    500,000     500,000      7,310      8,132       8,992      1,305      2,127       2,987
   3        21,767     500,000    500,000     500,000     10,644     12,228      13,953      4,639      6,223       7,948
   4        29,761     500,000    500,000     500,000     13,739     16,313      19,235      7,734     10,308      13,230
   5        38,153     500,000    500,000     500,000     16,574     20,366      24,855     10,569     14,361      18,850

   6        46,966     500,000    500,000     500,000     19,140     24,375      30,839     14,336     19,571      26,035
   7        56,219     500,000    500,000     500,000     21,402     28,299      37,189     17,799     24,696      33,586
   8        65,935     500,000    500,000     500,000     23,331     32,104      43,921     20,929     29,702      41,519
   9        76,136     500,000    500,000     500,000     24,891     35,748      51,042     23,690     34,547      49,841
  10        86,848     500,000    500,000     500,000     26,040     39,179      58,561     26,040     39,179      58,561

  15       148,996     500,000    500,000     500,000     24,723     51,856     103,375     24,723     51,856     103,375
  20       228,314     500,000    500,000     500,000      7,187     51,193     164,581      7,187     51,193     164,581
  25       329,546           0    500,000     500,000          0     20,460     252,182          0     20,460     252,182
  30       458,747           0          0     500,000          0          0     396,203          0          0     396,203

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      4,552      4,872       5,194          0          0         319
   2        14,155     500,000    500,000     500,000      9,066      9,994      10,963      3,071      3,999       4,968
   3        21,767     500,000    500,000     500,000     13,401     15,233      17,220      7,406      9,238      11,225
   4        29,761     500,000    500,000     500,000     17,586     20,619      24,045     11,591     14,624      18,050
   5        38,153     500,000    500,000     500,000     21,649     26,188      31,526     15,654     20,193      25,531

   6        46,966     500,000    500,000     500,000     25,614     31,973      39,760     20,818     27,177      34,964
   7        56,219     500,000    500,000     500,000     29,461     37,962      48,805     25,864     34,365      45,208
   8        65,935     500,000    500,000     500,000     33,077     44,050      58,636     30,679     41,652      56,238
   9        76,136     500,000    500,000     500,000     36,629     50,408      69,504     35,430     49,209      68,305
  10        86,848     500,000    500,000     500,000     40,048     56,982      81,457     40,048     56,982      81,457

  15       148,996     500,000    500,000     500,000     53,039     91,522     160,787     53,039     91,522     160,787
  20       228,314     500,000    500,000     500,000     58,092    128,750     290,338     58,092    128,750     290,338
  25       329,546     500,000    500,000     593,529     55,505    170,828     511,663     55,505    170,828     511,663
  30       458,747     500,000    500,000     940,891     37,943    215,658     879,338     37,943    215,658     879,338

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000        500,000      4,498      4,921          5,346          0          0              0
   2        22,526     500,000    500,000        500,000      8,545      9,671         10,854        575      1,701          2,884
   3        34,640     500,000    500,000        500,000     12,073     14,169         16,469      4,103      6,199          8,499
   4        47,361     500,000    500,000        500,000     15,058     18,377         22,180      7,088     10,407         14,210
   5        60,717     500,000    500,000        500,000     17,470     22,249         27,972      9,500     14,279         20,002

   6        74,741     500,000    500,000        500,000     19,255     25,710         33,806     12,879     19,334         27,430
   7        89,466     500,000    500,000        500,000     20,347     28,674         39,628     15,565     23,892         34,846
   8       104,928     500,000    500,000        500,000     20,658     31,029         45,365     17,470     27,841         42,177
   9       121,163     500,000    500,000        500,000     20,083     32,638         50,922     18,489     31,044         49,328
  10       138,209     500,000    500,000        500,000     18,517     33,360         56,198     18,517     33,360         56,198

  15       237,111           0    500,000        500,000          0     18,049         74,561          0     18,049         74,561
  20       363,337           0          0        500,000          0          0         58,040          0          0         58,040
  25       524,437           0          0              0          0          0              0          0          0              0
  30       730,047           0          0              0          0          0              0          0          0              0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000         500,000     7,074      7,579           8,086     1,089      1,594           2,101
   2        22,526     500,000    500,000         500,000    13,859     15,312          16,828     5,899      7,352           8,868
   3        34,640     500,000    500,000         500,000    20,267     23,112          26,204    12,307     15,152          18,244
   4        47,361     500,000    500,000         500,000    26,395     31,081          36,383    18,435     23,121          28,423
   5        60,717     500,000    500,000         500,000    32,199     39,182          47,414    24,239     31,222          39,454

   6        74,741     500,000    500,000         500,000    37,818     47,561          59,535    31,450     41,193          53,167
   7        89,466     500,000    500,000         500,000    43,277     56,261          72,897    38,501     51,485          68,121
   8       104,928     500,000    500,000         500,000    48,560     65,281          87,626    45,376     62,097          84,442
   9       121,163     500,000    500,000         500,000    53,507     74,482         103,729    51,915     72,890         102,137
  10       138,209     500,000    500,000         500,000    58,045     83,805         121,306    58,045     83,805         121,306

  15       237,111     500,000    500,000         500,000    74,257    132,949         240,186    74,257    132,949         240,186
  20       363,337     500,000    500,000         500,000    74,612    184,600         443,222    74,612    184,600         443,222
  25       524,437     500,000    500,000         833,353    42,983    231,880         793,669    42,983    231,880         793,669
  30       730,047           0    500,000       1,431,189         0    275,754       1,363,037         0    275,754       1,363,037

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      2,973      3,207       3,443          0          0           0
   2        11,283     500,000    500,000     500,000      5,849      6,504       7,189        484      1,139       1,824
   3        17,352     500,000    500,000     500,000      8,565      9,828      11,205      3,200      4,463       5,840
   4        23,723     500,000    500,000     500,000     11,111     13,169      15,505      5,746      7,804      10,140
   5        30,414     500,000    500,000     500,000     13,480     16,519      20,113      8,115     11,154      14,748

   6        37,438     500,000    500,000     500,000     15,663     19,867      25,049     11,371     15,575      20,757
   7        44,814     500,000    500,000     500,000     17,652     23,203      30,342     14,433     19,984      27,123
   8        52,559     500,000    500,000     500,000     19,433     26,511      36,015     17,287     24,365      33,869
   9        60,691     500,000    500,000     500,000     20,981     29,764      42,085     19,908     28,691      41,012
  10        69,230     500,000    500,000     500,000     22,295     32,956      48,596     22,295     32,956      48,596

  15       118,771     500,000    500,000     500,000     25,406     47,936      89,838     25,406     47,936      89,838
  20       181,998     500,000    500,000     500,000     21,092     59,353     152,018     21,092     59,353     152,018
  25       262,695     500,000    500,000     500,000      1,896     58,623     246,411      1,896     58,623     246,411
  30       365,686           0    500,000     500,000          0     31,847     402,095          0     31,847     402,095

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      3,644      3,900       4,157          0          0           0
   2        11,283     500,000    500,000     500,000      7,309      8,052       8,828      1,954      2,697       3,473
   3        17,352     500,000    500,000     500,000     10,875     12,345      13,941      5,520      6,990       8,586
   4        23,723     500,000    500,000     500,000     14,344     16,787      19,543      8,989     11,432      14,188
   5        30,414     500,000    500,000     500,000     17,719     21,384      25,689     12,364     16,029      20,334

   6        37,438     500,000    500,000     500,000     20,954     26,098      32,387     16,670     21,814      28,103
   7        44,814     500,000    500,000     500,000     24,052     30,934      39,700     20,839     27,721      36,487
   8        52,559     500,000    500,000     500,000     27,017     35,902      47,694     24,875     33,760      45,552
   9        60,691     500,000    500,000     500,000     29,897     41,056      56,494     28,826     39,985      55,423
  10        69,230     500,000    500,000     500,000     32,694     46,405      66,187     32,694     46,405      66,187

  15       118,771     500,000    500,000     500,000     44,453     75,606     131,416     44,453     75,606     131,416
  20       181,998     500,000    500,000     500,000     51,112    108,332     237,644     51,112    108,332     237,644
  25       262,695     500,000    500,000     500,000     53,505    146,744     416,737     53,505    146,744     416,737
  30       365,686     500,000    500,000     768,801     49,197    191,337     718,505     49,197    191,337     718,505

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000     500,000      4,043      4,391       4,741          0          0           0
   2        17,704     500,000    500,000     500,000      7,871      8,822       9,819      1,071      2,022       3,019
   3        27,226     500,000    500,000     500,000     11,442     13,248      15,222      4,642      6,448       8,422
   4        37,223     500,000    500,000     500,000     14,769     17,683      21,002      7,969     10,883      14,202
   5        47,721     500,000    500,000     500,000     17,845     22,117      27,192     11,045     15,317      20,392

   6        58,743     500,000    500,000     500,000     20,644     26,524      33,813     15,204     21,084      28,373
   7        70,316     500,000    500,000     500,000     23,111     30,847      40,859     19,031     26,767      36,779
   8        82,468     500,000    500,000     500,000     25,173     35,004      48,307     22,453     32,284      45,587
   9        95,228     500,000    500,000     500,000     26,726     38,887      56,107     25,366     37,527      54,747
  10       108,626     500,000    500,000     500,000     27,698     42,409      64,238     27,698     42,409      64,238

  15       186,358     500,000    500,000     500,000     22,739     52,879     111,049     22,739     52,879     111,049
  20       285,566           0    500,000     500,000          0     41,350     170,743          0     41,350     170,743
  25       412,183           0          0     500,000          0          0     240,313          0          0     240,313
  30       573,782           0          0     500,000          0          0     329,642          0          0     329,642

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000      500,000     5,722      6,124        6,527       377        779        1,182
   2        17,704     500,000    500,000      500,000    11,289     12,452       13,665     4,499      5,662        6,875
   3        27,226     500,000    500,000      500,000    16,609     18,896       21,380     9,819     12,106       14,590
   4        37,223     500,000    500,000      500,000    21,744     25,525       29,798    14,954     18,735       23,008
   5        47,721     500,000    500,000      500,000    26,667     32,318       38,968    19,877     25,528       32,178

   6        58,743     500,000    500,000      500,000    31,466     39,371       49,063    26,034     33,939       43,631
   7        70,316     500,000    500,000      500,000    36,149     46,706       60,192    32,075     42,632       56,118
   8        82,468     500,000    500,000      500,000    40,715     54,333       72,465    37,999     51,617       69,749
   9        95,228     500,000    500,000      500,000    45,047     62,152       85,898    43,689     60,794       84,540
  10       108,626     500,000    500,000      500,000    49,114     70,140      100,590    49,114     70,140      100,590

  15       186,358     500,000    500,000      500,000    65,660    113,594      200,125    65,660    113,594      200,125
  20       285,566     500,000    500,000      500,000    74,428    163,528      367,408    74,428    163,528      367,408
  25       412,183     500,000    500,000      687,703    65,446    215,276      654,266    65,446    215,276      654,266
  30       573,782     500,000    500,000    1,183,686    21,617    264,446    1,125,692    21,617    264,446    1,125,692

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.81% per year. See "Expense Data" at pages 20-21 of this Prospectus.

APPENDIX 7

                    DEFINITIONS

                    ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

                    ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.

                    ADDITIONAL PREMIUMS: Any premium paid in addition to Planned Premiums.

                    ADMINISTRATIVE OFFICE: The administrative office of The Lincoln National Life Insurance Company, whose mailing address is 350 Church Street, Hartford, CT 06103-1106.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."

                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate Lincoln Life for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full, and overdue deductions.

                    DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit.

                    FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of Lincoln Life held in Lincoln Life's General Account.

                    FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in Lincoln Life General Account.

                    FUND(S): One or more of the funds listed on the inside front cover of this prospectus. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.

                    GENERAL ACCOUNT: Lincoln Life's general asset account, in which assets attributable to the non-variable portion of Policies are held.

                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. Lincoln Life will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by Lincoln Life.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM: The Premium Payment(s) which must be made to guarantee the Initial Specified Amount for the first five Policy Years after issue, regardless of investment performance, assuming there will be no loans or partial surrenders.

                    GUIDELINE ANNUAL PREMIUM: The level amount required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.

                    HOME OFFICE: The Headquarters of Lincoln National Life Insurance Company, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

                    INITIAL SPECIFIED AMOUNT: The amount (at least $100,000), originally chosen by the Policy Owner, initially equal to the Death Benefit. The Initial Specified Amount may be increased or decreased as described in this Prospectus.

                    INSURED: The person on whose life the Policy is issued.

                    ISSUE AGE: The age of the Insured, to the nearest birthday, on the Issue Date.

                    ISSUE DATE: The date on which the Policy becomes effective, as shown in the Policy Specifications.

                    LINCOLN LIFE: The Lincoln National Life Insurance Company.

                    LOAN ACCOUNT: The account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed Account and Variable Account Sub-Accounts. The Loan Account is part of Lincoln Life's General Account.

                    LOAN ACCOUNT VALUE: An amount equal to the sum of all unpaid Policy loans and loan interest.

                    MONTHLY ANNIVERSARY DAY: The day of the month as shown in the Policy Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when Lincoln Life makes the Monthly Deduction.

                    MONTHLY DEDUCTION: The monthly deduction made from the Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

                    NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

                    NET AMOUNT AT RISK: The Death Benefit before subtraction of outstanding loans, if any, minus the Accumulation Value.

                    NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Fixed Account and the Variable Account Sub-Accounts.

                    OWNER. The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy. If no person is designated as Owner, the Insured will be the Owner.

                    PLANNED PREMIUMS: The amount of premium the Policy Owner chooses to pay Lincoln Life on a scheduled basis. This is the amount for which Lincoln Life sends a premium reminder notice.

                    POLICY: The life insurance contract described in this Prospectus, i.e., an individual Policy under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

                    POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

                    PREMIUM PAYMENT: A premium payment made under the Policy.

                    RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of
                    (a) 10 days after the Policy is received, unless otherwise stipulated by state law requirements, (b) 10 days after Lincoln Life mails or personally delivers a Notice of Withdrawal Right to the Owner, or (c) 45 days after the application for the Policy is signed.

                    SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive a Death Benefit, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    SUB-ACCOUNT: That portion of the Variable Account which is invested in shares of a specific Fund.

                    SURRENDER CHARGE: The amount retained by Lincoln Life upon the full surrender of the Policy.

                    SURRENDER VALUE: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

                    VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the

                    Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Account M. Consists of all Sub-Accounts invested in shares of the Funds. Variable Account assets are kept separate from the general assets of Lincoln Life and are not chargeable with the general liabilities of Lincoln Life.

                    VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

                  The Lincoln National Life Insurance Company

                              SEPARATE ACCOUNT AND
                             COMPANY FINANCIALS TO
                             BE FILED BY AMENDMENT

                                  PROSPECTUS 2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M -- PROSPECTUS DATED XXXXX

HOME OFFICE LOCATION:                              ADMINISTRATOR MAILING ADDRESS:
1300 SOUTH CLINTON STREET                          VARIABLE LIFE SERVICES CENTER
P.O. BOX 1110                                      MVLI
FORT WAYNE, INDIANA 46802                          350 CHURCH STREET
(800) 942-5500                                     HARTFORD, CT 06103-1106
                                                   (800) 552-9898

--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life"). (Page references are to this Prospectus unless otherwise stated.)

    The Policy features:

                - flexible premium payments (see page 9);
                - a choice of one of two death benefit options (see page 24)
                - a choice of underlying investment options (see page 14).

    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.

    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 19) increase as the Insured gets older.

    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A Surrender Charge may be applied if the Policy is surrendered totally.

    The mutual funds available through Lincoln Life's Separate Account M ("Variable Account") are listed on the reverse side of this page. This Prospectus focuses on the Variable Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:

                - become part of Lincoln Life's General Account;
                - do not share the investment experience of the Separate
                  Account; and
                - have a guaranteed minimum interest rate of 4% per year.

    Interest beyond 4% is credited at Lincoln Life's discretion. For additional information on the Fixed Account, see page 6 and the Policy itself.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ CAREFULLY TO UNDERSTAND THE POLICY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                     AIM VARIABLE INSURANCE FUNDS, INC.
                     AIM V.I. Growth Fund
                     AIM V.I. International Equity Fund
                     AIM V.I. Value Fund

                     BARON CAPITAL FUNDS TRUST
                     Baron Capital Asset Fund

                     BT INSURANCE FUNDS TRUST
                     BT EAFE-Registered Trademark- Equity Index Fund BT Equity 500 Index Fund
                     BT Small Cap Index Fund

                     DELAWARE GROUP PREMIUM FUND, INC.
                     Delchester Series
                     Devon Series
                     Emerging Markets Series
                     REIT Series
                     Small Cap Value Series
                     Trend Series

                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                     Contrafund Portfolio -- Service Class
                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND III Growth Opportunities Portfolio -- Service Class

                     JANUS ASPEN SERIES
                     Balanced Portfolio
                     Worldwide Growth Portfolio

                     LINCOLN NATIONAL
                     LN Bond Fund, Inc.
                     LN Capital Appreciation Fund, Inc.
                     LN Equity-Income Fund, Inc.
                     LN Global Asset Allocation Fund, Inc.
                     LN Money Market Fund, Inc.
                     LN Social Awareness Fund, Inc.

                     MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST MFS Emerging Growth Series
                     MFS Total Return Series
                     MFS Utilities Series

                     NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                     AMT Mid-Cap Growth Portfolio
                     AMT Partners Portfolio

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND
                     International Fund -- Class 2
                     Stock Fund -- Class 2

                               TABLE OF CONTENTS

CONTENTS                                           PAGE
-----------------------------------------------  ---------
HIGHLIGHTS.....................................          3
  Initial Choices To Be Made...................          3
  Level or Varying Death Benefit...............          3
  Amount of Premium Payments...................          4
  Selection of Funding Vehicles................          4
  Charges and Fees.............................          4
  Changes in Specified Amount..................          5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE
 GENERAL ACCOUNT...............................          5
BUYING VARIABLE LIFE INSURANCE.................          6
  Replacements.................................          7
APPLICATION....................................          8
OWNERSHIP......................................          8
BENEFICIARY....................................          8
THE POLICY.....................................          9
  Policy Specifications........................          9
PREMIUM FEATURES...............................          9
  Additional Premiums; Planned Premiums........          9
    Limits on Right to Make Payments of
     Additional and Planned Premiums...........         10
    Premium Load; Net Premium Payment..........         10
RIGHT-TO-EXAMINE PERIOD........................         10
TRANSFERS AND ALLOCATION AMONG ACCOUNTS........         10
  Allocation of Net Premium Payments...........         10
  Transfers....................................         10
  Optional Sub-Account Allocation Programs.....         11
    Dollar Cost Averaging......................         11
    Automatic Rebalancing......................         12
POLICY VALUES..................................         12
  Accumulation Value...........................         12
  Variable Account Value.......................         13
    Variable Accumulation Unit Value...........         13
    Variable Accumulation Units................         13
  Fixed Account and Loan Account Value.........         13
  Net Accumulation Value.......................         13
FUNDS..........................................         14
  Substitution of Securities...................         18
  Voting Rights................................         18
  Fund Participation Agreements................         19
CHARGES AND FEES...............................         19
  Deductions Made Monthly......................         19
    Monthly Deduction..........................         19
    Cost of Insurance Charge...................         19
  Mortality and Expense Risk Charge............         20
  Fund Expenses................................         21
  Surrender Charges............................         23
  Reduction of Charges -- Purchases on a Case
   Basis.......................................         24
  Transaction Fee for Excess Transfers.........         24
DEATH BENEFITS.................................         24
  Death Benefit Options........................         24
  Changes in Death Benefit Options and
   Specified Amount............................         25

CONTENTS                                           PAGE
-----------------------------------------------  ---------
  Federal Income Tax Definition of Life
   Insurance...................................         26
NOTICE OF DEATH OF INSUREDS....................         26
PAYMENT OF DEATH BENEFIT PROCEEDS..............         26
POLICY LIQUIDITY...............................         27
  Policy Loans.................................         27
  Partial Surrender............................         28
  Surrender of the Policy......................         28
    Surrender Value............................         28
  Deferral of Payment and Transfers............         28
ASSIGNMENT; CHANGE OF OWNERSHIP................         29
LAPSE AND REINSTATEMENT........................         29
  Lapse of a Policy............................         29
    No Lapse Provision.........................         29
  Reinstatement of a Lapsed Policy.............         30
COMMUNICATIONS WITH LINCOLN LIFE...............         30
  Proper Written Form..........................         30
  Telephone Transaction Privileges.............         30
OTHER POLICY PROVISIONS........................         31
  Issuance.....................................         31
  Date of Coverage.............................         31
  Right to Exchange the Policy.................         31
  Incontestability.............................         31
  Misstatement of Age or Gender................         31
  Suicide......................................         32
  Nonparticipating Policies....................         32
  Riders.......................................         32
TAX ISSUES.....................................         32
  Tax Treatment of Death Benefit...............         32
  Federal Income Tax Considerations............         32
  Taxation of Lincoln Life.....................         33
  Other Considerations.........................         34
FAIR VALUE OF THE POLICY.......................         34
DISTRIBUTION OF POLICIES.......................         34
CHANGES OF INVESTMENT POLICY...................         34
OTHER CONTRACTS ISSUED BY LINCOLN LIFE.........         35
STATE REGULATION...............................         35
REPORTS TO OWNERS..............................         35
ADVERTISING....................................         35
LEGAL PROCEEDINGS..............................         36
EXPERTS........................................         36
REGISTRATION STATEMENT.........................         36
APPENDIX 1: PREPARING FOR YEAR 2000............         37
APPENDIX 2: DIRECTORS AND OFFICERS OF LINCOLN
 LIFE..........................................         38
APPENDIX 3: MAXIMUM COST OF INSURANCE RATES....         40
APPENDIX 4: ILLUSTRATION OF SURRENDER
 CHARGES.......................................         41
APPENDIX 5: CORRIDOR PERCENTAGES...............         43
APPENDIX 6: ILLUSTRATION OF ACCUMULATION
 VALUES, SURRENDER VALUES AND DEATH BENEFITS...         44
APPENDIX 7: DEFINITIONS........................         53
FINANCIAL STATEMENTS...........................        S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Its value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options (described on page
                    24);
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. Lincoln calculates the Death Benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount, which is the amount of the death benefit in effect for the Policy when the Insured died (The Specified Amount may be found on the Policy's Specification
                    Page); or
                    2) the Corridor Death Benefit, which is the death benefit calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account and the Variable Account minus any outstanding Loan Account amounts; or
                    2) the Corridor Death Benefit.

                    See page 25.

                    This policy contains a No Lapse Provision. This means that the Policy will not lapse regardless of the gains or losses of the Funds you select as long as you pay the specified No Lapse Premium. Therefore, the Initial Death Benefit under your Policy will be guaranteed to maturity even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions. Loans or Partial Surrenders may jeopardize the No Lapse Provision.

                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 10.

                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. The Policy will not lapse if, on each Monthly Anniversary, the Owner has met the No Lapse Premium Requirement. See pages 29-30.

                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Account. If you then decide you do not want your Policy, all Premium Payments will be returned to you with no interest paid. See page 10.

                    SELECTION OF FUNDING VEHICLES

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These Fund Sub-Accounts make up the Variable Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Variable Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 14.

                    CHARGES AND FEES

                    A premium charge of 5% will be made against all of your Premium Payments. Monthly deductions are made for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $10 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. Daily deductions are subtracted from the Variable Account for mortality and expense risk. This charge is at an annual rate of 0.75% for Policy Years 1-10, 0.35% for Policy Years 11-20 and 0.20% for Policy Years 21 and beyond.

                    Each Fund has its own management fee charge, also deducted daily. Investment results for the Funds you choose will be affected by each Fund's expense levels. The table on page 21 shows you the expenses currently in effect for each Fund.

                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.

                    You will be charged $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy, a

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                    surrender charge may be deducted in computing what will be paid you. The length of the surrender charge period varies based on the age at the date of issue or of increase in Specified Amount, but it will never be more than 15 years. See page 23.

                    If you make a loan against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. Lincoln Life will credit interest on the Loan Account Value. For the first ten Policy Years, interest will be credited at an annual rate equal to the interest rate charged minus 1%. For Policy Years eleven and beyond, the interest credited will be the annual interest rate charged. See page 27.

                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 24.

                    CHANGES IN SPECIFIED AMOUNT

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 25.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life, an Indiana life insurance company incorporated in 1905, is among the nation's largest writers of annuities, individual life insurance and life reinsurance. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed in all states (except New York) , the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands. Its principal office is at 1300 South Clinton Street, Fort Wayne, IN 46802. Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    Lincoln Life Flexible Premium Variable Life Account M ("Account M") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account M attributable to the Policies, through the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to other income, gains, or losses of Lincoln Life. Account M's values and investment performance are not guaranteed. Account M is registered with the Commission as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or Lincoln Life's management, investment practices, or policies. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.

                    The Funds now available in Account M and their investment objectives are on pages 14-18. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.

                    Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    Lincoln Life reserves the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in its sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available to Lincoln Life for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 32), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 25). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    The costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 6) or in personalized illustrations available upon request.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, the applicant should consider whether any commission will be paid to an agent or any other person with respect to the replacement, and whether coverages and comparable values are available from the Policy, as compared to his or her existing policy. The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by Lincoln Life.

                    A completed application identifies the prospective Insured and provides sufficient information about the prospective insured to permit Lincoln Life to begin underwriting the risks under the Policy. A medical history and examination of the Insured is required. Lincoln Life may decline to provide insurance, or it may place the Insured into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insured.

                    The applicant will initially select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds, the initial face amount (the "INITIAL SPECIFIED AMOUNT") of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See DEATH BENEFITS, DEATH BENEFIT OPTIONS). The applicant will also indicate both the frequency and amount of Premium Payments, see PREMIUM FEATURES, and how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See RIGHT-TO-EXAMINE PERIOD).

OWNERSHIP

                    The Owner is the person or persons named as "OWNER" in the application, and on the Date of Issue will usually be identified as "OWNER" in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insured is the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the life of the Insured under applicable state law. The Owner may be the Insured, or any other natural person or non-natural entity.

                    The Owner is entitled to exercise rights under the Policy so long as the Insured is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner predeceases the Insured, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to Lincoln Life.

BENEFICIARY

                    The person or persons named in the application as "BENEFICIARY" are the Beneficiaries under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to Lincoln Life.

                    Except when Lincoln Life has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while the Insured is living. Any request for a change in the Beneficiary must be in a written form satisfactory to Lincoln Life and submitted to Lincoln Life. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. When Lincoln Life has recorded the change of Beneficiary, it will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded.

                    If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to Lincoln Life. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

THE POLICY

                    On issuance, a life insurance contract ("POLICY") will be delivered to the Owner. The Owner should promptly review the Policy to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on Lincoln Life's books and records. Mere possession of the Policy does not imply ownership rights. If the Owner loses the Policy, Lincoln Life will issue a replacement on request. Lincoln Life may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a "POLICY SPECIFICATIONS" page, with supporting schedules, stating Policy information including the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insured, the Issue Age, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guaranteed Maximum Cost of Insurance Rates, and the No Lapse Premium.

PREMIUM FEATURES

                    The Owner may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the Initial Premium Payment is made there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT NO LAPSE PROVISION). The initial Premium Payment is due on the Effective Date and must be equal to or exceed the amount necessary to provide for two Monthly Deductions. If the Insured is still living upon attaining Age 100, and the Policy has not been surrendered, there are certain changes under the Policy. Lincoln Life will no longer accept Premium Payments. Lincoln Life will make no further monthly deductions. Policy Values held in the Variable Account will be transferred to the Fixed Account. Lincoln Life will no longer transfer amounts to Variable Sub-Accounts. The Policy will remain in force until surrender or the Insured's Death.

                    ADDITIONAL PREMIUMS; PLANNED PREMIUMS

                    Any subsequent Premium Payments ("ADDITIONAL PREMIUMS") must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by Lincoln Life. Premium Payments may be billed annually, semiannually, or quarterly ("PLANNED PREMIUMS"). Pre-authorized automatic Additional Premium Payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received will be applied as Premium Payment.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and Lincoln Life's right to limit the amount or frequency of Additional Premiums.

                    Lincoln Life may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If Lincoln Life is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    Lincoln Life may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    Lincoln Life deducts 5% from each Premium Payment. This amount, sometimes referred to as "PREMIUM LOAD," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "NET PREMIUM PAYMENT."

RIGHT-TO-EXAMINE PERIOD

                    If the Owner mails or delivers the Policy for cancellation to the Administrative Office on or before 10 days (20 to 30 days in some states) after delivery of the Policy and notice of surrender rights to the Owner, ("RIGHT-TO-EXAMINE PERIOD") Lincoln Life will refund to the Owner all Premium Payments.

                    Any Premium Payments received by Lincoln Life before the end of the Right-to-Examine Period will be held in the Money Market Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of the Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, any Premium Payments will be returned within seven days, although refund of a Premium Payment made by check may be delayed until the check clears.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    An Owner may change the allocation of Net Premium Payments among the Fixed and Variable Sub-Accounts at any time. The amount allocated to any Sub-Account must be in whole percentages and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2,500. Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the Insured reaches Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.

                    Transfer of amounts from one Variable Sub-Account to another or from the Variable Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Variable Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $100. Lincoln Life reserves the right to impose a minimum transfer amount of $100, and to impose a charge for each transfer request in excess of 12 requests in any Policy Year. Lincoln Life may further limit transfers from the Fixed Account at any time.

                    Transfers must be made in proper written form, unless the Owner has given written authorization to Lincoln Life to accept telephone transactions. Authorization to engage in telephone transactions and permitted telephone transactions must be made in accordance with the procedures described in COMMUNICATIONS WITH LINCOLN LIFE, TELEPHONE TRANSACTION PRIVILEGES. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effective as of that day. Otherwise, requests will be effective as of the next Valuation Day.

                    Any transfer among the Variable Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Variable Sub-Account or the Fixed Account to be less than $100 may result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Variable Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, currently without charge, but may participate in only one program at any time. Lincoln Life reserves the right to impose a charge.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. Lincoln Life may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Variable Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

POLICY VALUES

                    The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to pay for Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Variable Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. Review of periodic statements is strongly suggested to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.

                    Each Owner will be advised at least annually of the Accumulation Value, the number of Accumulation Units credited to the Policy, current Accumulation Unit values, Variable Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The "ACCUMULATION VALUE" of a Policy is determined by: (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Variable Sub-Account by its appropriate current Variable Accumulation Unit Value; (2) if a combination of Variable Sub-Accounts is elected, totaling the resulting values; and
                    (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

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
                    VARIABLE ACCOUNT VALUE
                    VARIABLE ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Variable Sub-Account is converted into Variable Accumulation Units by dividing the amount allocated by the value of the Variable Accumulation Unit for the Variable Sub-Account next calculated after it is received at the Administrative Office. The Variable Accumulation Unit value for each Variable Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Variable Sub-Accounts are made only as of the end of a day, called the "VALUATION DAY," on which the New York Stock Exchange is open for business.

                    VARIABLE ACCUMULATION UNITS

                    The "VARIABLE ACCUMULATION UNIT" value for a Variable Sub-Account for a Valuation Period is determined as follows:
                       1. The total value of Fund shares held in the Variable
                          Sub-Account is calculated by multiplying the number of Fund shares owned by the Variable Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus
                       2. The liabilities of the Variable Sub-Account at the end
                          of the Valuation Period; such liabilities include daily charges imposed on the Variable Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Variable Account; and
                       3. The result of (2) is divided by the number of Variable
                          Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charge imposed on a Variable Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Variable Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Variable Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Variable Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to Lincoln Life's general account through payment of premiums or through transfers from the Variable Account. The Fixed Account Value is guaranteed by Lincoln Life.

                    NET ACCUMULATION VALUE

                    The "NET ACCUMULATION VALUE" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS

                    Each of the Variable Sub-Accounts is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds is a series of one of sixteen Massachusetts or Delaware business trusts or a Maryland corporation. Each such trust or corporation is registered as an open-end, management investment company under the 1940 Act. All of the Funds except for the Delaware Group REIT Series and the Delaware Group Emerging Market Series are diversified under the 1940 Act.

                    Listed below are the Fund Groups, their investment advisers and distributors, and the Funds within each that are available under the Policies:

                    AIM VARIABLE INSURANCE FUNDS, INC., managed by AIM Advisors, Inc., and distributed by AIM Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund

                    BARON CAPITAL FUNDS TRUST, managed and distributed by Baron Capital Inc. , 767 Fifth Avenue, New York, NY 10153

                        Baron Capital Asset Fund

                    BT INSURANCE FUNDS TRUST, managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581

                        BT EAFE-Registered Trademark- Equity Index Fund BT Equity 500 Index Fund
                        BT Small Cap Index Fund

                    DELAWARE GROUP PREMIUM FUND, INC., managed by Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Delaware Group Delchester Series
                        Delaware Group Devon Series
                        Delaware Group Emerging Markets Series
                        Delaware Group REIT Series
                        Delaware Group Small Cap Value Series
                        Delaware Group Trend Series

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103

                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class

                    JANUS ASPEN SERIES, managed by Janus Capital, 100 Fillmore St. Denver, CO 80206-4928, and self-distributed.

                        Janus Balanced Portfolio
                        Janus Worldwide Growth Portfolio

                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial Advisors, Inc., 1300 S. Clinton Street, Fort Wayne, IN 46802. Sub-advisors are also noted.

                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.
                    LN Social Awareness Fund, Inc. (Sub-advised by Vantage Investment Advisors)

                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series

                    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by N&B Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006

                        N&B AMT Mid-Cap Growth Portfolio
                        N&B AMT Partners Portfolio

                    TEMPLETON VARIABLE PRODUCTS SERIES FUND, managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/ Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716-1205

                        Templeton International Fund -- Class 2
                        Templeton Stock Fund -- Class 2

                    The investment advisory fees charged the Funds by their advisers are shown on page 21 of this Prospectus.

                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be a criterion of investment selection, and any such income should be considered incidental.

                    AIM V.I. INTERNATIONAL EQUITY FUND (Large Cap Stocks): Seeks to provide long term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective and would be satisfied principally from the interest (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

                    BARON CAPITAL ASSET FUND (Mid Cap Stocks): Seeks capital appreciation through investments in securities of small sized companies with market capitalizations of approximately $100 million to $1 billion, and medium sized companies with market capitalizations of $1 billion to $2 billion, with undervalued assets or favorable growth prospects.

                    BT EAFE-REGISTERED TRADEMARK- FUND (Large Cap Stocks -- International): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the
                    EAFE-Registered Trademark- Index) , a
                    capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.

                    BT EQUITY 500 INDEX FUND (Large Cap Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.

                    BT SMALL CAP INDEX FUND (Small Cap Stocks): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small-capitalization common stocks.

                    DELAWARE GROUP DELCHESTER SERIES (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high yield bonds commonly known as junk bonds), U. S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                    DELAWARE GROUP DEVON SERIES (Large Cap Stocks): Seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.

                    DELAWARE GROUP EMERGING MARKETS SERIES (Specialty): Seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging counties. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

                    DELAWARE GROUP REIT SERIES (Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

                    DELAWARE GROUP SMALL CAP VALUE SERIES ( Small Cap Stocks):
                    Seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

                    DELAWARE GROUP TREND SERIES (Small Cap Stocks): Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS (Large Cap Stocks): Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS (Large Cap Stocks): Seeks capital growth by investing primarily in common stocks and securities convertible into common stocks.

                    JANUS BALANCED PORTFOLIO (Large Cap Stocks): Seeks long term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

                    JANUS WORLDWIDE GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic insurers.

                    LINCOLN NATIONAL BOND FUND (Long-Term Bonds): Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund invests in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.

                    LINCOLN NATIONAL EQUITY-INCOME FUND (Large Cap Stocks):
                    Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-yielding bonds (including junk bonds)

                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND (Large Cap Stocks): Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

                    LINCOLN NATIONAL MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

                    LINCOLN NATIONAL SOCIAL AWARENESS FUND (Specialty): Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.

                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.

                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    N&B AMT MID-CAP GROWTH PORTFOLIO (Mid Cap Stocks): Seeks out capital appreciation by investing in equity securities of medium sized companies.

                    N&B AMT PARTNERS PORTFOLIO (Large Cap Stocks): Seeks capital growth by investing in common stocks and other equity securities of medium to large capitalization established companies.

                    TEMPLETON INTERNATIONAL FUND -- CLASS 2 (Large Cap Stocks):
                    Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

                    TEMPLETON STOCK FUND -- CLASS 2 (Large Cap Stocks): Seeks capital growth through a policy of investing primarily in common and preferred stocks issued by companies, large and small, in various nations throughout the world, including the United States.

                    The Delaware Group Delchester Series Delaware Group Emerging Markets Series, Delaware Group Small Cap Value Series, Janus Balanced, Lincoln National Bond Fund, Lincoln National Equity-Income Fund, Lincoln National Global Asset Allocation Fund, MFS Emerging Growth Series, MFS Total Return Series, and MFS Utilities Series may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses.

                    There is no assurance that the investment objective of any of the Funds will be met. Each Owner assumes all of the investment performance risk for the Variable Sub-Accounts selected by the Owner. There is investment performance risk in each of the Variable Sub-Accounts, although the amount of such risk varies significantly among the Variable Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments. The right to select among Funds will be limited by the terms and conditions imposed by Lincoln Life (See ALLOCATION OF NET PREMIUM PAYMENTS).

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of Lincoln Life, further investment in such shares should cease to be appropriate in view of the purpose of the Variable Account or in view of legal, regulatory or federal income tax restrictions, Lincoln Life may substitute shares of another Fund. There will be no substitution of securities in any Variable Sub-Account without prior approval of the Commission.

                    VOTING RIGHTS

                    Lincoln Life will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Variable Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Fund not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    FUND PARTICIPATION AGREEMENTS

                    Lincoln Life has entered into agreements with the various Funds and their advisers or distributors under which Lincoln Life makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate Lincoln Life at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.

CHARGES AND FEES

                    Charges will be deducted in connection with the Policy to compensate Lincoln Life for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    DEDUCTIONS MADE MONTHLY

                    The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the Net Accumulation Value of each underlying investment subject to the charge. For Variable Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Units withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the "MONTHLY ANNIVERSARY DAY", the Date of Issue and the same day of each month thereafter, or if there is no such date in a given month, then the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

                    If the Insured attains Age 100 and the Policy has not been surrendered, no further Monthly Deductions will be made and the Variable Account Value will be transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's Death.

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $15 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year).

                    These charges compensate Lincoln Life for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The Cost of Insurance charge depends on the Age, policy duration, underwriting category and gender (in accordance with state law) of the Insured and the current Net Amount at Risk. The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insured ages, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the "NET AMOUNT AT RISK") by the applicable Cost of Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 3.

                    MORTALITY AND EXPENSE RISK CHARGE

                    Lincoln Life deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is 0.75% in years 1-10, 0.35% in years 11-20 and 0.20% in year 21 and beyond.

                    FUND EXPENSES

                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects fees of the investment advisor (Management Fees), and other expenses incurred by the funds (12b-1 fees for Class 2 shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.

                                                             FUND PORTFOLIO ANNUAL EXPENSES
                                                   --------------------------------------------------
                                                    MANAGEMENT       12b-1        OTHER
                      FUND                             FEES          FEES       EXPENSES      TOTAL
-------------------------------------------------  -------------     -----     -----------  ---------
AIM V.I. Growth Fund (1).........................         0.65%           --         0.08%       0.73%
AIM V.I. International Equity Fund (1)...........         0.75%           --         0.18%       0.93%
AIM V.I. Value Fund (1)..........................         0.62%           --         0.08%       0.70%
Baron Capital Asset Fund (2).....................         1.00%         0.25%        0.25%       1.50%
BT EAFE Index Fund (3)...........................         0.45%           --         0.20%       0.65%
BT Equity 500 Index Fund (3).....................         0.20%           --         0.10%       0.30%
BT Small Cap Index Fund (3)......................         0.35%           --         0.10%       0.45%
Delaware Group Delchester Series (4).............         0.60%           --         0.10%       0.70%
Delaware Group Devon Series (4)(5)...............         0.54%           --         0.26%       0.80%
Delaware Group Emerging Markets Series (4)(5)....         0.30%           --         1.20%       1.50%
Delaware Group REIT Series (4)...................         0.75%           --         0.10%       0.85%
Delaware Group Small Cap Value Series (4)(5).....         0.60%           --         0.25%       0.85%
Delaware Group Trend Series (4)(5)...............         0.62%                      0.23%       0.85%
Fidelity VIPII Contrafund Portfolio -- Service
  Class (6)......................................         0.60%         0.10%        0.11%       0.81%
Fidelity VIPIII Growth Opportunities Portfolio --
  Service Class (6)..............................         0.60%         0.10%        0.14%       0.84%
Janus Balanced Portfolio (7).....................         0.76%           --         0.07%       0.83%
Janus Worldwide Growth Portfolio (7).............         0.66%           --         0.08%       0.74%
LN Bond Fund.....................................         0.46%           --         0.07%       0.53%
LN Capital Appreciation Fund (8).................         0.75%           --         0.09%       0.84%
LN Equity Income Fund (8)........................         0.75%           --         0.07%       0.82%
LN Global Asset Allocation Fund..................         0.72%           --         0.17%       0.89%
LN Money Market Fund.............................         0.48%           --         0.11%       0.59%
LN Social Awareness Fund.........................         0.36%           --         0.05%       0.41%
MFS Emerging Growth Series (9)...................         0.75%           --         0.12%       0.87%
MFS Total Return Series (9)(10)..................         0.75%           --         0.25%       1.00%
MFS Utilities Series (9)(10).....................         0.75%           --         0.25%       1.00%
AMT MidCap Growth Portfolio (11).................         0.55%           --         0.30%       0.85%
AMT Partners Portfolio (11)......................         0.80%           --         0.06%       0.86%
Templeton International Fund -- Class 2 (12).....         0.69%         0.25%        0.19%       1.13%
Templeton Stock Fund -- Classs 2 (12)............         0.69%         0.25%        0.19%       1.13%

                     ---------------------------------------------------
                     (1) AIM Advisors, Inc. ("AIM") may from time to time
                         voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services, as described in the accompanying prospectus for the Funds. Currently , the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998, and AIM will not seek reimbursement of the cost of any service in excess of the amount charged by a participating insurance company for providing the services above. The amount of reimbursements that will be paid by each Fund under this arrangement for the year ending December 31, 1998 cannot be predicted.

                     (2) BAMCO, Inc. will reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million in assets in the Fund, 1.35% for the Fund assets over $250 million and up to $500 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, the Fund estimates that actual expenses would be 1.6%,

                     (3) Under the Advisory Agreement with the Advisor, the
                         Funds will pay advisory fees at the annual percentage rate of .20% of the average daily net assets of the EAFE Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Fund for certain expenses so that the EAFE Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund total operating expenses will not exceed 0.65%, .30%., and 0.45% respectively. Such expense reimbursements may be terminated at the discretion of the Advisor. If this reimbursement were not in place, the total operating expenses for the year ended December 31, 1997 would have been 2.75%, 2.78% and 3.27% respectively.

                     (4) The investment adviser for the Delchester Series, Devon
                         Series, REIT Series, Small Cap Value Series, Social Awareness Series and Trend Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through April 30, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series, 0.85% for the REIT Series, Small Cap Value Series, Social Awareness Series and Trend Series, and 0.80% for the Delchester Series and Devon Series.

                     (5) For the fiscal year ended December 31, 1997, before
                         waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.91% for the Devon Series, 2.45% for the Emerging Market Series, 0.90% for Small Cap Value Series, 1.40% for the Social Awareness Series, and 0.88% for Trend Series. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

                     (6) A portion of the brokerage commissions that certain
                         funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.78% for the VIP II Contrafund Portfolio and 0.83% for the VIP III Growth Opportunities Portfolio.

                     (7) Management Fees for the Balanced and Worldwide Growth
                         Portfolios reflect a reduced fee schedule effective July 1, 1997. The Management Fee for each of these Portfolios reflects the new rate applied to the net assets as of December 31, 1997. Other expenses are based on gross expenses of the shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Balanced and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Expenses for the Balanced Portfolio would have been 0.77%, 0.06% and 0.83% and for the Worldwide Growth Portfolio would have been 0.72%, 0.09% and 0.81%. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Fund's Board of Trustees.

                     (8) The management fee for the Capital Appreciation Fund
                         has been decreased from 0.80% to 0.75% effective May 1, 1998, and for the Equity-Income fund it has been decreased from 0.95% to 0.75% effective January 1, 1998. The expense information in this table has been restated to reflect current fees.

                     (9) Each Series has an expense offset arrangement which
                         reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

                     (10) The Massachusetts Financial Services Company Adviser
                          has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that the MFS Total Return Series and the MFS Utilities Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series and Utilities Series would be 0.27% and 0.45% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.02% and 1.20% respectively, for these Series. See "Information Concerning Shares of Each Series Expenses."

                     (11) N&B Management has voluntarily undertaken to limit the
                          Portfolios' expenses by reimbursing each Portfolio for its Total Operating Expenses and its pro rata share of its corresponding Series' Total Operating Expenses, excluding the compensation of N&B Management (except Mid-Cap Growth Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% per annum of the Portfolio's average daily net asset value. This undertaking is subject to termination on 60 days' prior written notice to the appropriate Portfolio. The Mid-Cap Growth Portfolio has in turn agreed to repay through December 31, 1999, expenses borne by N&B Management so long as the Portfolio's annual operating expenses during that period do not exceed the expense limitations.

                     (12) Class 2 of the Fund has a distribution plan or "Rule
                          12b-1 plan" as described under "Distribution Plan" in the Prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than 12b-1 fees) are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997. Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Operating Expenses before May 1, 1997 were lower. See the section "Management Fees" under "Portfolio Management" in the Prospectus.

                    SURRENDER CHARGES

                    A generally declining surrender charge ("SURRENDER CHARGE") may apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insured, the number of years since the Date of Issue, and Specified Amount. The length of the Surrender Charge period varies based on the Age of the Insured on the date of issue or date of increase in Specified Amount as follows:

             SURRENDER CHARGE
   AGE            PERIOD
---------  ---------------------
  0-50             15 years
   51              14 years
   52              13 years
   53              12 years
   54              11 years
   55+             10 years

                    The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 4.

                    The surrender charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. The surrender charge cannot exceed Policy value. All surrender charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 6 for issue ages 45 and 55.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrender may result in tax implications. SEE TAX
                    MATTERS

                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of Lincoln Life, which supports insurance and annuity obligations.

                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS

                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a Case basis. Lincoln Life reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which Lincoln Life believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by Lincoln Life on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Lincoln Life Flexible Premium Variable Account M.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.

DEATH BENEFITS

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $100,000, and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required when the Insured dies and the Owner's ability to make Premium Payments. The ability of the Owner to support the Policy, particularly in later years, is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted each month from the value of the Policy to pay the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The amount payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Insured's Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit

                    Option 1, the Specified Amount is reduced by the amount of any partial surrender. The "CORRIDOR DEATH BENEFIT" is the applicable percentage (the "CORRIDOR PERCENTAGE") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the insured reaches Age 40 and decreases in accordance with the table in Appendix 4 to 100% when the Insured reaches Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $100,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds unless the Minimum Death Benefit exceeds the Specified Amount. (See DEATH BENEFITS, FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE).

                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Net Accumulation Value as of the Valuation Day immediately after the Insured's death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Insured's Death will revert to Lincoln Life.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to Lincoln Life.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    Lincoln Life may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. Lincoln Life may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by Lincoln Life, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options (see INSURANCE COVERAGE PROVISIONS, DEATH BENEFIT) is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corrider Percentages is in Appendix 4.

NOTICE OF DEATH OF INSURED

                    Due Proof of Death must be furnished to Lincoln Life at the Administrative Office as soon as reasonably practical after the death of the Insured. "DUE PROOF OF DEATH" must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to Lincoln Life.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary, after receipt at the Administrative Office of Due Proof of Death of the Insured. SEE SETTLEMENT OPTIONS. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Insured's death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Variable Account values cannot be determined. The Owner may elect or change a Settlement Option while the insured is alive; if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may within 90 days after the Insured dies. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                       The first Settlement Option is an annuity for the lifetime of the payee.

                       The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                       Under the third Settlement Option, Lincoln Life makes monthly payments for a stated number of years, at least five but no more than thirty.

                       Under the fourth Settlement Option, Lincoln Life pays at least 3% interest annually on the sum left on deposit, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by Lincoln Life at the time of election may also be selected.

POLICY LIQUIDITY

                    The accumulated value of the Policy is available for loans or withdrawals. Subject to certain limitations, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time borrow in the aggregate up to 100% of the Surrender Value at the time a Policy Loan is made. Lincoln Life may, however, limit the amount of the loan so that the total Policy indebtedness will not exceed 90% of the amount of the Accumulation Value less any Surrender Charge that would be imposed on a full surrender. The Owner must execute a loan agreement and assign the Policy to Lincoln Life free of any other assignments. Interest on Policy Loans accrues at an annual rate of 8%, and is payable once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred proportionately from the values in each Fixed and Variable Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    Lincoln Life credits interest to the Loan Account Value of 7% in Policy Years 1-10 and 8% thereafter, so the net cost of a Policy Loan is 1% in years 1-10 and 0% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (SEE LAPSE AND REINSTATEMENT, LAPSE OF A POLICY)

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    A partial surrender may be made at any time while the Insured is alive by request to the Administrative Office in proper written form or by telephone, if telephone transactions have been authorized by the Owner. A $25 transaction fee (not to exceed 2% of the amount surrendered) is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $100,000, the partial surrender will not be permitted by Lincoln Life. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Lincoln Life may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    The Owner may surrender the Policy at any time. On surrender of the Policy, Lincoln Life will pay to the Owner, or assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The "SURRENDER VALUE" of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, SURRENDER CHARGE). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in the Appendix.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any of the Variable Sub-Accounts will be made within seven days. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While the Insured is living, the Owner may assign the Owner's rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by the Owner and recorded at the Administrative Office. No assignment will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as the Insured is living, the Owner may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders, (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors. If Lincoln Life has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, Lincoln Life will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to Lincoln Life on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the "GRACE PERIOD"), then the policy shall terminate and all coverage under the policy shall lapse without value.

                    NO LAPSE PROVISION

                    If this Policy has a No Lapse Premium shown on the specifications, this policy will not lapse if, at each Monthly Anniversary Day, the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (as indicated in the Policy Specifications) due since the Date of Issue of the Policy. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid (see preceding paragraph). The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.

                    The No Lapse Provision will be terminated if the Owner fails to meet the premium requirements, if there is an increase in Specified Amount or if the Owner changes the Death Benefit Option. Once the No Lapse Provision is terminated, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, the policy may be reinstated provided (a) the policy has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of the insured is furnished to Lincoln Life and it agrees to accept the risk, (d) Lincoln Life receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated policy shall be the Monthly Anniversary Day after the date on which Lincoln Life approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

                    The No Lapse Provision cannot be reinstated.

COMMUNICATIONS WITH LINCOLN LIFE

                    PROPER WRITTEN FORM

                    Whenever this Prospectus refers to a communication "IN PROPER WRITTEN FORM," it means a written document, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office.

                    TELEPHONE TRANSACTION PRIVILEGES

                    Telephone transactions are permitted only if authorized in proper written form by the applicant or Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the authority of the caller. If permitted and adequately authenticated, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when the Insured is at least Age 18 and at most Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of the Variable Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and Issue Age as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, Lincoln Life will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Date of Issue. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:
                    1. is the Net Amount at Risk at the time of the Insured's
                       Death;

                    2. is the ratio of the monthly Cost of Insurance applied in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and
                    3. is the Accumulation Value at the time of the Insured's
                       Death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, Lincoln Life will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

                    RIDERS

                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this Rider, Lincoln Life will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Rider availability may vary by state.

TAX ISSUES

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. Lincoln Life will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance.

                    TAX TREATMENT OF DEATH BENEFIT

                    The death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    FEDERAL INCOME TAX CONSIDERATIONS

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Owner is over 59 1/2 years of Age or disabled.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. Lincoln Life will monitor premiums paid and will notify the Owner when the Policy is in jeopardy of becoming a modified endowment contract. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code. Lincoln Life will monitor compliance with these tests.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Variable Sub-Account must meet certain tests. Lincoln Life believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, Lincoln Life reserves the right to take steps required to remain in compliance.

                    Lincoln Life will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Variable Sub-Account investments to remain in compliance. Lincoln Life also reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

                    TAXATION OF LINCOLN LIFE

                    Lincoln Life is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from Lincoln Life and its operations form a part of Lincoln Life, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Variable Accumulation Units.

                    Lincoln Life does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, Lincoln Life determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    Lincoln Life may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on Lincoln Life's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insured grows older. Moreover, on the death of the Insured, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DISTRIBUTION OF POLICIES

                    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, IN 46802.

                    The Policy will be sold by individuals, who in addition to being licensed as life insurance agents for Lincoln Life, are also registered representatives. These representatives may receive commission and service fees up to 60% of the first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.

CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Variable Account. Lincoln Life must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders Lincoln Life's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LINCOLN LIFE

                    Lincoln Life from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of Lincoln Life.

STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    Lincoln Life maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

                    Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

                    During the 1990's, class action lawsuits alleging sales practices fraud have been filed against many life insurance companies, and Lincoln Life has not been immune. Several lawsuits involve alleged fraud in the sale of interest-sensitive universal and whole life insurance policies. Certain of these suits have been filed as class actions against Lincoln Life, although as of the date of this Prospectus the court had not certified a class in any of them. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management denies these allegations and intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits (exclusive of any indemnification from professional liability insurers) cannot be reasonably estimated at this time.

EXPERTS

                    The statutory-basis financial statements and schedules of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report which also appears elsewhere in this document and in the registration statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to the registration statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    PREPARING FOR YEAR 2000

                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.

                    Lincoln Life, as part of its year 2000 updating process, is responsible for the updating of its Account M-related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for Account
                    M. Delaware, for its part, is responsible for updating all of its internal computer systems, including those which service Account M, to accommodate the year 2000. Lincoln Life and Delaware (the "Companies") have each been redirecting a large portion of their internal information technology efforts and contracting with outside consultants as part of this updating process. Meanwhile, they have been coordinating with each other as part of the the process.

                    The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both Lincoln Life and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for Account M. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. The Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

                    The cost of addressing year 2000 issues and the timeliness of completion is being monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

APPENDIX 2

                    DIRECTORS AND OFFICERS OF LINCOLN LIFE

                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT            PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------  ----------------------------------------------------
NANCY J. ALFORD                    Vice President [4/96-present], (formerly Second Vice
VICE PRESIDENT                     President [1/90-4/96]), Lincoln National Life
                                   Insurance Co.

ROLAND C. BAKER                    President [1/95-present], First Penn-Pacific Life
VICE PRESIDENT AND DIRECTOR        Insurance Co. Formerly: Chairman and CFO
1801 S. Meyers Road                [7/88-1/95], Baker, Ralish, Shipley and Politzer,
Oakbrook Terrace, Ill. 60181       Inc.

JON A. BOSCIA                      President and Director, Lincoln National Corp.
DIRECTOR                           [1/98-present] (Formerly: President and Chief
200 East Berry Street              Executive Officer [10/96-1/98] and Chief Operating
Fort Wayne, Ind. 46802             Officer [5/94-10/96]), Lincoln National Life
                                   Insurance Co.; President [7/91-5/94]Lincoln
                                   Investment Management, Inc.

JOHN GOTTA                         Vice President and General Manager [1/98-present]
SENIOR VICE PRESIDENT              Lincoln National Life Insurance Co. Formerly: Senior
AND ASSISTANT SECRETARY            Vice President, Connecticut General Life Insurance
350 Church Street                  Company [3/96-12/97]; Vice President, Connecticut
Hartford, CT 06103                 Mutual Life Insurance Company [8/94-3/96]; Vice
                                   President, CIGNA [3/93-8/94]

J. MICHAEL HEMP                    President [11/96-Present], Lincoln Financial
SENIOR VICE PRESIDENT              Advisors Corp.; Vice President [10/95-Present],
350 Church Street                  Lincoln National Life Insurance Co. Formerly:
Hartford, CT 06103                 Regional Chief Executive Officer [11/79-10/95],
                                   Lincoln Dallas RMO.

STEPHEN H. LEWIS                   Senior Vice President, [5/94-present] Lincoln
SENIOR VICE PRESIDENT              National Life Insurance Co. Formerly: President
                                   [2/85-5/94], First Penn-Pacific Life Insurance Co.

H. THOMAS MCMEEKIN                 President [5/94-present], Lincoln Investment
DIRECTOR                           Management, Inc.; Executive Vice President
200 East Berry Street              [5/94-Present], Lincoln National Corporation
Fort Wayne, Ind. 46802             (formerly Senior Vice President [11/92-5/94])

ARTHUR S. ROSS                     Vice President, Lincoln National Life Insurance Co.
VICE PRESIDENT

LAWRENCE T. ROWLAND                Executive Vice President [10/96-present] (formerly
EXECUTIVE VICE PRESIDENT AND       Senior Vice President [1/93-10/96]), Lincoln
DIRECTOR                           National Life Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT            PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------  ----------------------------------------------------
KEITH J. RYAN                      Senior Vice President (formerly Vice President),
SENIOR VICE PRESIDENT, CHIEF       Chief Financial Officer and Assistant Treasurer
FINANCIAL OFFICER AND ASSISTANT    [1/96-present]. Formerly: Controller [6/95-12/95],
TREASURER                          Business Controls Director [11/90-6/95], Lincoln
                                   National Life Insurance Co.

GABRIEL L. SHAHEEN                 President and Chief Executive Officer
PRESIDENT, CHIEF EXECUTIVE         [1/98-present], Lincoln National Life Insurance Co.
OFFICER                            Formerly: Chairman and Managing Director, Lincoln
AND DIRECTOR                       National (UK) PLC [12/96-1/98]; President, Lincoln
                                   National Reassurance Company [7-95-12/96]; Senior
                                   Vice President, Lincoln National Life Reinsurance
                                   Company [1/93-7/95]

RICHARD C. VAUGHAN                 Executive Vice President and Chief Financial Officer
DIRECTOR                           [1/95-present] (formerly Senior Vice President
200 East Berry Street              [4/92-1/95]), Lincoln National Corp.
Fort Wayne, Ind. 46802

MICHAEL R. WALKER                  Vice President [1/96-present], Lincoln National Life
VICE PRESIDENT                     Insurance Co. Formerly: Vice President [3/93-1/96],
                                   Employers Health Insurance Co.

ROY V. WASHINGTON                  Vice President [7/96-present], Lincoln National Life
VICE PRESIDENT                     Insurance Co. (formerly, Associate Counsel
                                   [2/95-7/96]). Formerly: Director of Compliance
                                   [8/94-2/95], Lincoln Investment Management, Inc.;
                                   Compliance Consultant [8/89-8/94], Lincoln National
                                   Corp.

MICHAEL L. WRIGHT                  Senior Vice President [3/95-present], Lincoln
SENIOR VICE PRESIDENT              National Life Insurance Co. Formerly: Executive Vice
                                   President and Chief Operating Officer [11/88-3/95],
                                   The Associate Group.

APPENDIX 3

                    GUARANTEED MAXIMUM COST OF INSURANCE RATES

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584

     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084

    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001

    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085

    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919

    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338

    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428

    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------

    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722

    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725

    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909

    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330

    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851

    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533

    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493

    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915

    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

APPENDIX 4

                    ILLUSTRATION OF SURRENDER CHARGES

                    The initial Surrender Charge is calculated as (a) times (b), plus (c), with that result not to exceed (d), where

                    (a) is 1.25;

                    (b) is the curtate net level premium for the Specified
                        Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

                    (c) is $10 per $1000 of Specified Amount; and

                    (d) is $50 per $1000 of Specified Amount.

                    The Surrender Charge decreases from its initial amount to zero over a period of at most 15 years. If the insured's Age at issue is 55 or greater, then the Surrender Charge decreases to zero over a period of ten years. In general terms, the initial Surrender Charge is amortized in proportion to a twenty year life contingent annuity due, with a further reduction in the final years of the surrender charge period. In formulas, the Surrender Charge a point in time "t" years after issue is (a) times (b) times (c), where

                    (a) is the initial Surrender Charge;

                    (b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest; and

                    (c) is a durational factor depending on the issue Age and
                        policy year "t". Values are shown below for issue Age 50 or less, and for issue Age 55 or more. Values for Ages 51 through 54 fall in between these values.

                                    AGE 50         AGES 55
                         T          OR LESS        OR MORE
                    ------------  -----------   -------------
                     7 or less        100%            75%
                         8            100%            50%
                         9            100%            25%
                         10           100%             0%
                         11            80%             0%
                         12            60%             0%
                         13            40%             0%
                         14            20%             0%
                     15 or more         0%             0%

                    EXAMPLE 1: A male, Age 45, purchases a policy with a Specified Amount of $100,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = 1987.66

                    $10 per $1000 of Specified Amount = $1000

                    $50 per $1000 of Specified Amount = $5000

                    initial Surrender Charge = 1.25 X $1987.66 + 1000 = $3,484.57, which is less than $5000.

                    This amount decreased to zero over 15 years as follows:

                       YEARS        INITIAL
                       AFTER       SURRENDER       ANNUITY      DURATIONAL     SURRENDER
                       ISSUE        CHARGE          RATIO         FACTOR        CHARGE
                    ------------  -----------   -------------   -----------   -----------
                          0          $3,484.57        1.00000       100%         3,484.57
                          1          $3,484.57        0.96609       100%         3,366.42
                          2          $3,484.57        0.93101       100%         3,244.18
                          3          $3,484.57        0.89471       100%         3,117.68
                          4          $3,484.57        0.85711       100%         2,986.67
                          5          $3,484.57        0.81818       100%         2,850.99
                          6          $3,484.57        0.77782       100%         2,710.36
                          7          $3,484.57        0.73600       100%         2,564.64
                          8          $3,484.57        0.69265       100%         2,413.59
                          9          $3,484.57        0.64769       100%         2,256.93
                         10          $3,484.57        0.60104       100%         2,094.38
                         11          $3,484.57        0.55257        80%         1,540.37
                         12          $3,484.57        0.50212        60%         1,049.80
                         13          $3,484.57        0.44952        40%           626.55
                         14          $3,484.57        0.39456        20%           274.97
                         15          $3,484.57        0.33701         0%             0.00

                    EXAMPLE 2: A female, Age 55, purchases a policy with a Specified Amount of $200,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = $4,996.55

                    $10 per $1000 of Specified Amount = $2,000

                    $50 per $1000 of Specified Amount = $10,000

                    initial Surrender Charge = 1.25 X $4996.55 + 2000 = $8,245.68, which is less than $10,000.

                    This amount decreased to zero over 10 years as follows:

                       YEARS        INITIAL
                       AFTER       SURRENDER       ANNUITY      DURATIONAL     SURRENDER
                       ISSUE        CHARGE          RATIO         FACTOR        CHARGE
                    ------------  -----------   -------------   -----------   -----------
                          0          $8,245.68        1.00000       100%         8,245.68
                          1          $8,245.68        0.96649       100%         7,969.40
                          2          $8,245.68        0.93185       100%         7,683.73
                          3          $8,245.68        0.89596       100%         7,387.80
                          4          $8,245.68        0.85871       100%         7,080.67
                          5          $8,245.68        0.82003       100%         6,761.74
                          6          $8,245.68        0.77986       100%         6,430.50
                          7          $8,245.68        0.73818        75%         4,565.07
                          8          $8,245.68        0.69496        50%         2,885.22
                          9          $8,245.68        0.65022        25%         1,340.37
                         10          $8,245.68        0.60387         0%             0.00

APPENDIX 5

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF
THE INSURED               CORRIDOR
(NEAREST BIRTHDAY)       PERCENTAGE
----------------------  -------------
         0-40                  250%
          41                   243%
          42                   236%
          43                   229%
          44                   222%
          45                   215%
          46                   209%
          47                   203%
          48                   197%
          49                   191%
          50                   185%
          51                   178%
          52                   171%
          53                   164%
          54                   157%
          55                   150%
          56                   146%
          57                   142%
          58                   138%
          59                   134%
          60                   130%
          61                   128%
          62                   126%
          63                   124%
          64                   122%
          65                   120%
          66                   119%
          67                   118%
          68                   117%
          69                   116%
          70                   115%
          71                   113%
          72                   111%
          73                   109%
          74                   107%
        75-90                  105%
          91                   104%
          92                   103%
          93                   102%
          94                   101%
        95-99                  100%

APPENDIX 6

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.75% of the daily net asset value of the Variable Account in years 1-10, 0.35% in years 11-20 and 0.20% in years 21 and later. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.83% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1997.

                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.55%, 4.45% and 10.45%. for years 1-10, -1.15%, 4.85% and
                    10.85% in years 11-20, and -1.00%, 5.00% and 11.00% in years
                    21 and later.

                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load of 5% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $15 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,404 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,674     500,000    500,000     500,000      3,454      3,708       3,963          0          0           0
   2        11,632     500,000    500,000     500,000      5,997      6,697       7,430          0          0           0
   3        17,887     500,000    500,000     500,000      8,319      9,632      11,067          0          0           0
   4        24,456     500,000    500,000     500,000     10,413     12,504      14,888          0          0           0
   5        31,353     500,000    500,000     500,000     12,260     15,285      18,890          0      1,030       4,635

   6        38,594     500,000    500,000     500,000     13,849     17,961      23,082        297      4,409       9,530
   7        46,198     500,000    500,000     500,000     15,140     20,484      27,444      2,317      7,661      14,620
   8        54,182     500,000    500,000     500,000     16,106     22,816      31,966      4,038     10,748      19,898
   9        62,565     500,000    500,000     500,000     16,705     24,905      36,629      5,421     13,620      25,345
  10        71,368     500,000    500,000     500,000     16,895     26,693      41,408      6,423     16,222      30,936

  15       122,438     500,000    500,000     500,000     11,026     30,207      68,212     11,026     30,207      68,212
  20       187,618           0    500,000     500,000          0     16,295      96,994          0     16,295      96,994
  25       270,806           0          0     500,000          0          0     121,517          0          0     121,517
  30       376,978           0          0     500,000          0          0     123,766          0          0     123,766

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,404 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,674     500,000    500,000     500,000      3,454      2,708       3,963          0          0           0
   2        11,632     500,000    500,000     500,000      6,885      7,613       8,373          0          0           0
   3        17,887     500,000    500,000     500,000     10,159     11,584      13,133          0          0           0
   4        24,456     500,000    500,000     500,000     13,304     15,653      18,309          0        719       3,376
   5        31,353     500,000    500,000     500,000     16,348     19,850      23,974      2,093      5,595       9,719

   6        38,594     500,000    500,000     500,000     19,316     24,207      30,208      5,764     10,655      16,656
   7        46,198     500,000    500,000     500,000     22,186     28,710      37,048      9,363     15,886      24,225
   8        54,182     500,000    500,000     500,000     24,848     33,251      44,446     12,780     21,183      32,378
   9        62,565     500,000    500,000     500,000     27,466     37,997      52,630     16,181     26,713      41,345
  10        71,368     500,000    500,000     500,000     29,973     42,892      61,618     19,501     32,420      51,146

  15       122,438     500,000    500,000     500,000     40,390     69,871     123,118     40,390     69,871     123,118
  20       187,618     500,000    500,000     500,000     47,076    101,270     225,111     47,076    101,270     225,111
  25       270,806     500,000    500,000     500,000     50,282    139,907     402,392     50,282    139,907     402,392
  30       376,978     500,000    500,000     756,077     43,768    183,037     706,614     43,768    183,037     706,614

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,194 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         9,654     500,000    500,000     500,000      5,882      6,315       6,750          0          0           0
   2        19,790     500,000    500,000     500,000      8,795      9,946      11,154          0          0           0
   3        30,433     500,000    500,000     500,000     11,198     13,268      15,545          0          0           0
   4        41,609     500,000    500,000     500,000     13,064     16,236      19,893          0          0           0
   5        53,343     500,000    500,000     500,000     14,359     18,796      24,164          0          0       3,762

   6        65,664     500,000    500,000     500,000     15,025     20,867      28,294          0      1,464       8,891
   7        78,601     500,000    500,000     500,000     14,991     22,351      32,205      1,209      8,570      18,423
   8        92,184     500,000    500,000     500,000     14,164     23,124      35,786      5,506     14,465      27,128
   9       106,447     500,000    500,000     500,000     12,434     23,034      38,904      8,377     18,978      34,847
  10       121,423     500,000    500,000     500,000      9,686     21,923      41,408      9,686     21,923      41,408

  15       208,313           0          0     500,000          0          0      39,669          0          0      39,669
  20       319,209           0          0           0          0          0           0          0          0           0
  25       460,743           0          0           0          0          0           0          0          0           0
  30       641,381           0          0           0          0          0           0          0          0           0

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,194 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         9,654     500,000    500,000      500,000     5,882      6,315        6,750         0          0            0
   2        19,790     500,000    500,000      500,000    11,502     12,736       14,026         0          0            0
   3        30,433     500,000    500,000      500,000    16,771     19,175       21,790         0          0            0
   4        41,609     500,000    500,000      500,000    21,786     25,729       30,197       415      4,358        8,826
   5        53,343     500,000    500,000      500,000    26,505     32,361       39,275     6,104     11,960       18,874

   6        65,664     500,000    500,000      500,000    31,064     39,213       49,244    11,661     19,810       29,841
   7        78,601     500,000    500,000      500,000    35,491     46,325       60,232    21,709     32,543       46,450
   8        92,184     500,000    500,000      500,000    39,767     53,691       72,337    31,109     45,032       63,679
   9       106,447     500,000    500,000      500,000    43,736     61,170       85,536    39,680     57,113       81,480
  10       121,423     500,000    500,000      500,000    47,327     68,699       99,894    47,327     68,699       99,894

  15       208,313     500,000    500,000      500,000    61,186    109,986      199,456    61,186    109,986      199,456
  20       319,209     500,000    500,000      500,000    64,100    154,876      368,516    64,100    154,876      368,516
  25       460,743     500,000    500,000      704,592    45,947    200,052      671,040    45,947    200,052      671,040
  30       641,381           0    500,000    1,236,509         0    246,733    1,177,627         0    246,733    1,177,627

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,335 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,552     500,000    500,000     500,000      2,796      3,001       3,206          0          0           0
   2         9,332     500,000    500,000     500,000      4,891      5,456       6,047          0          0           0
   3        14,350     500,000    500,000     500,000      6,839      7,903       9,064          0          0           0
   4        19,620     500,000    500,000     500,000      8,628     10,327      12,263          0          0           0
   5        25,153     500,000    500,000     500,000     10,252     12,720      15,656          0        517       3,452

   6        30,962     500,000    500,000     500,000     11,698     15,066      19,249         93      3,461       7,644
   7        37,063     500,000    500,000     500,000     12,960     17,354      23,058      1,978      6,372      12,075
   8        43,468     500,000    500,000     500,000     14,022     19,565      27,088      3,686      9,228      16,752
   9        50,193     500,000    500,000     500,000     14,858     21,665      31,338      5,193     12,001      21,673
  10        57,255     500,000    500,000     500,000     15,465     23,648      35,831      6,499     14,682      26,865

  15        98,226     500,000    500,000     500,000     15,434     32,227      64,405     15,434     32,227      64,405
  20       150,517     500,000    500,000     500,000      7,841     35,269     105,620      7,841     35,269     105,620
  25       217,255           0    500,000     500,000          0     22,729     164,434          0     22,729     164,434
  30       302,431           0          0     500,000          0          0     252,867          0          0     252,867

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,335 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,552     500,000    500,000     500,000      2,796      3,001       3,206          0          0           0
   2         9,332     500,000    500,000     500,000      5,624      6,212       6,826          0          0           0
   3        14,350     500,000    500,000     500,000      8,371      9,528      10,784          0          0           0
   4        19,620     500,000    500,000     500,000     11,038     12,953      15,116          0        173       2,336
   5        25,153     500,000    500,000     500,000     13,628     16,494      19,864      1,425      4,290       7,661

   6        30,962     500,000    500,000     500,000     16,096     20,109      25,024      4,491      8,504      13,419
   7        37,063     500,000    500,000     500,000     18,444     23,804      30,642      7,461     12,821      19,659
   8        43,468     500,000    500,000     500,000     20,676     27,584      36,770     10,340     17,248      26,434
   9        50,193     500,000    500,000     500,000     22,841     31,504      43,514     13,176     21,839      33,849
  10        57,255     500,000    500,000     500,000     24,940     35,569      50,939     15,974     26,603      41,973

  15        98,226     500,000    500,000     500,000     34,651     58,979     102,672     34,651     58,979     102,672
  20       150,517     500,000    500,000     500,000     42,039     87,006     188,481     42,039     87,006     188,481
  25       217,255     500,000    500,000     500,000     47,667    122,356     336,209     47,687    122,356     336,209
  30       302,431     500,000    500,000     630,779     48,846    164,697     589,513     48,846    164,697     589,513

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,200 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,560     500,000    500,000     500,000      4,762      5,106       5,451          0          0           0
   2        15,498     500,000    500,000     500,000      7,691      8,626       9,605          0          0           0
   3        23,833     500,000    500,000     500,000     10,374     12,098      13,987          0          0           0
   4        32,585     500,000    500,000     500,000     12,824     15,535      18,638          0          0         936
   5        41,774     500,000    500,000     500,000     15,031     18,922      23,578          0      2,017       6,673

   6        51,423     500,000    500,000     500,000     16,970     22,230      28,814        893      6,154      12,737
   7        61,555     500,000    500,000     500,000     18,582     25,397      34,322      7,170     13,984      22,909
   8        72,192     500,000    500,000     500,000     19,792     28,336      40,058     12,629     21,173      32,894
   9        83,362     500,000    500,000     500,000     20,494     30,930      45,948     17,143     27,579      42,597
  10        95,090     500,000    500,000     500,000     20,610     33,083      51,942     20,610     33,083      51,942

  15       163,136     500,000    500,000     500,000     11,595     36,044      85,173     11,595     36,044      85,173
  20       249,982           0    500,000     500,000          0     12,871     119,531          0     12,871     119,531
  25       360,822           0          0     500,000          0          0     133,534          0          0     133,534
  30       502,285           0          0     500,000          0          0      63,912          0          0      63,912

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,200 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,560     500,000    500,000      500,000     4,762      5,106       5,451          0          0           0
   2        15,498     500,000    500,000      500,000     9,392     10,379      11,410          0          0           0
   3        23,833     500,000    500,000      500,000    13,795     15,728      17,829          0          0           0
   4        32,585     500,000    500,000      500,000    18,036     21,221      24,825        334      3,519       7,123
   5        41,774     500,000    500,000      500,000    22,087     26,835      32,431      5,182      9,931      15,526

   6        51,423     500,000    500,000      500,000    26,036     32,666      40,804      9,959     16,589      24,728
   7        61,555     500,000    500,000      500,000    29,890     38,729      50,038     18,477     27,316      38,625
   8        72,192     500,000    500,000      500,000    33,647     45,035      60,222     26,484     37,872      53,059
   9        83,362     500,000    500,000      500,000    37,195     51,482      71,351     33,844     48,132      68,000
  10        95,090     500,000    500,000      500,000    40,502     58,046      83,501     40,502     58,046      83,501

  15       163,136     500,000    500,000      500,000    54,953     95,224     168,079     54,953     95,224     168,079
  20       249,982     500,000    500,000      500,000    64,319    139,267     310,762     64,319    139,267     310,762
  25       360,822     500,000    500,000      588,874    62,013    188,478     560,833     62,013    188,478     560,833
  30       502,285     500,000    500,000    1,033,144    37,190    239,705     983,947     37,190    239,705     983,947

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

APPENDIX 7

                    DEFINITIONS

                    ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

                    ADMINISTRATIVE OFFICE: The administrative office of The Lincoln National Life Insurance Company, whose mailing address is 350 Church Street, Hartford, CT 06103-1106.

                    AGE: The age of the subject person at her or his nearest birthday.

                    BENEFICIARY: The person designated by the applicant or Owner to receive any Death Benefit Proceeds payable under the Policy.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    COMMISSION: The Securities and Exchange Commission.

                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."

                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate Lincoln Life (defined below) for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    DATE OF ISSUE: The date on which Lincoln Life begins life insurance coverage under a Policy.

                    DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit Proceeds.

                    DEATH BENEFIT PROCEEDS: The amount payable to the Beneficiary upon the death of the insured, in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans and loan interest due in full, and overdue deductions.

                    EFFECTIVE DATE: The date on which the initial premium is applied to the Policy.

                    FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of Lincoln Life held in Lincoln Life's General Account.

                    FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in Lincoln Life's General Account.

                    FUND(S): One or more of the funds listed on the inside front cover of this prospectus. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund a Variable Sub-Account under the Policy.

                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Net Accumulation Value is insufficient to cover the current Monthly Deduction. Lincoln Life will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by Lincoln Life.

                    HOME OFFICE: The headquarters of The Lincoln National Life Insurance Company, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

                    INITIAL SPECIFIED AMOUNT: The amount (currently at least $100,000), originally chosen by the applicant, initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this Prospectus.

                    INSURED: The person whose life is insured by the Policy.

                    LINCOLN LIFE: The Lincoln National Life Insurance Company.

                    LOAN ACCOUNT: The account in which Policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed and Variable Sub-Accounts.

                    LOAN ACCOUNT VALUE: The value of the Loan Account.

                    MONTHLY ANNIVERSARY DAY: The day of the month (as shown in the Policy Specifications) when Lincoln Life makes the Monthly Deduction, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month.

                    MONTHLY DEDUCTION: The monthly deduction made from Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

                    NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

                    NET AMOUNT AT RISK: The Death Benefit minus the Accumulation Value.

                    NET ASSET VALUE:

                    NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Fixed and Variable Sub-Accounts.

                    NO LAPSE PREMIUM: The cumulative premium required to have been paid by each Monthly Anniversary Day to guarantee that the policy will not lapse.

                    OWNER: The person or persons (including non-natural persons), holding legal ownership rights to the Policy so long as the Insured is living.

                    PLANNED PREMIUMS: The amount of premium (as shown in the Policy Specifications) the applicant chooses to pay Lincoln Life on a scheduled basis. This is the amount for which Lincoln Life sends a premium reminder notice.

                    POLICY: The life insurance contract described in this Prospectus.

                    POLICY ANNIVERSARY: The day of the year the Policy was issued, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that year.

                    POLICY YEAR: Each twelve-month period, beginning on the Date of Issue, during which the Policy is in effect.

                    PREMIUM PAYMENT: A premium payment made to Lincoln Life under the Policy.

                    RIGHT-TO-EXAMINE PERIOD: The period of time, generally 10 days unless otherwise stipulated by state law requirements, beginning when the Policy is delivered to the Owner, during which the Owner may return the Policy and receive a refund of premiums paid.

                    SEPARATE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M. Assets maintained in the Separate Account are kept separate from the general assets of Lincoln Life and are not subject to the general liabilities of Lincoln Life.

                    SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive Death Benefit Proceeds, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    SUB-ACCOUNTS: The investment options available under this Policy, including Fixed and Variable Sub-Accounts.

                    SURRENDER CHARGE: The amount retained by Lincoln Life upon the full surrender of the Policy.

                    SURRENDER VALUE: The amount an Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

                    VALUATION DAY: Every day on which Accumulation Units are valued; that is any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Commission, so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: The aggregate of the Variable Sub-Accounts of Lincoln Life Flexible Premium Variable Life Account M each invested in shares of a Fund. The Variable Account is also the Separate Account.

                    VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Sub-Account.

The Lincoln National Life Insurance Company

SEPARATE ACCOUNT AND COMPANY FINANCIALS TO BE FILED BY AMENDMENT

                                    PART II
                        FEES AND CHARGES REPRESENTATION

    Lincoln Life represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

        (a) Brief description of indemnification provisions.

           In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

           In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

           Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

        (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

    This Post-Effective Amendment No. 1 to this registration statement comprises the following papers and documents:

       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       Two prospectuses consisting of 53 and 55 pages;
       The undertaking to file reports;
       The signatures;
       Written consents of the following persons:
           Robert A. Picarello, Esq.
           Vaughn W. Robbins, FSA

1.         The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
     (1)   Resolution of the Board of Directors of The Lincoln National Life Insurance
           Company and related documents authorizing establishment of the Account.*
     (2)   Not applicable.
     (3)   (a)  Not applicable.
           (b)  Commission Schedule for Variable Life Policies.*****
     (4)   Not applicable.
     (5)   (a)  Proposed Form of Policy LN 660
           (b)  Riders.*
     (6)   (a)  Articles of Incorporation of The Lincoln National Life Insurance Company.
           (Incorporated by reference to Registration Statement on Form N-4 (File No.
           33-27783) filed on December 5, 1996.)
           (b)  Bylaws of The Lincoln National Life Insurance Company. (Incorporated by
           reference to Registration Statement on Form N-4 (File No. 33-27783) filed on
           December 5, 1996.)
     (7)   Not applicable.
     (8)   Fund Participation Agreements.
           Forms of Agreements between The Lincoln National Life Insurance Company and:
           (a)  AIM Variable Insurance Funds, Inc.**
           (b)  BT Insurance Funds Trust.******
           (c)  Delaware Group Premium Fund, Inc.***
           (d)  Fidelity Variable Insurance Products Fund.****
           (e)  Fidelity Variable Insurance Products Fund II.****
           (f)  MFS-Registered Trademark- Variable Insurance Trust.*****
           (g)  Templeton Variable Products Series Fund.**
           (h)  OCC Accumulation Trust.******
     (9)   Services Agreement between The Lincoln National Life Insurance Co. and Delaware
           Management Co. is incorporated herein by reference to Registration Statement on
           Form S-6 (File No. 33-40745) filed on November 21, 1997.
    (10)   See Exhibit 1(5).
2.         See Exhibit 1(5).
3.         Opinion and Consent of Robert A. Picarello, Esq.
4.         Not applicable.
5.         Not applicable.
6.         Opinion and consent of Vaughn Robbins, F.S.A.
7.         Consent of Ernst & Young LLP, Independent Auditors.**
8.         Not applicable.

     * Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
    ** To be filed by amendment.
   *** Incorporated by reference to Registration Statement on Form N-4 (File No.
       33-25990) filed on April 22, 1998.
  **** Incorporated by reference to Registration Statement on Form N-4 (File No.
       333-04999) filed on September 26, 1996.
 ***** Incorporated by reference to Registration Statement on Form S-6 (File No.
       333-42479) filed on April 28, 1998.
****** Incorporated by reference to Pre-Effective Amendment No. 1 to
       Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on May 12, 1998.

                                   SIGNATURES

    As required by the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form S-6 (File No. 333-42479) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 30th day of December, 1998.

                                          LINCOLN LIFE FLEXIBLE PREMIUM
                                          VARIABLE LIFE
                                           ACCOUNT M
                                          (Registrant)

                                          By:          /s/ JOHN H. GOTTA

                                             -----------------------------------
                                                        John H. Gotta
                                                    SENIOR VICE PRESIDENT
                                             THE LINCOLN NATIONAL LIFE INSURANCE
                                                           COMPANY

                                          THE LINCOLN NATIONAL LIFE INSURANCE
                                          COMPANY
                                          (Depositor)

                                          By:          /s/ JOHN H. GOTTA

                                             -----------------------------------
                                                        John H. Gotta
                                                    SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-42479) has been signed below on December 30, 1998 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

             /s/ GABRIEL L. SHAHEEN*                President, Chief
   -------------------------------------------      Executive Officer and
                Gabriel L. Shaheen                  Director
                                                    (Principal Executive
                                                    Officer)

             /s/ LAWRENCE T. ROWLAND*               Executive Vice President
   -------------------------------------------      and Director
               Lawrence T. Rowland

                /s/ KEITH J. RYAN*                  Senior Vice President,
   -------------------------------------------      Assistant Treasurer
                  Keith J. Ryan                     and Chief Financial
                                                    Officer
                                                    (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)

             /s/ H. THOMAS MCMEEKIN*                Director
   -------------------------------------------
                H. Thomas McMeekin

             /s/ RICHARD C. VAUGHAN*                Director
   -------------------------------------------
                Richard C. Vaughan

                /s/ JON A. BOSCIA*                  Director
   -------------------------------------------
                  Jon A. Boscia

                                          By:          /s/ JOHN H. GOTTA

                                             -----------------------------------
                                                        John H. Gotta
                                                      ATTORNEY-IN-FACT

(A Majority of the Directors)

                               POWER OF ATTORNEY

    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-42479 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement.

    WITNESS our hands and common seal on this 18th day of December, 1998.

                  SIGNATURE                              TITLE
---------------------------------------------  -------------------------

           /s/ GABRIEL L. SHAHEEN              President, Chief
   --------------------------------------      Executive Officer and
             Gabriel L. Shaheen                Director
                                               (Principal Executive
                                               Officer)

           /s/ LAWRENCE T. ROWLAND             Executive Vice President
   --------------------------------------      and Director
             Lawrence T. Rowland

              /s/ KEITH J. RYAN                Senior Vice President,
   --------------------------------------      Assistant Treasurer and
                Keith J. Ryan                  Chief
                                               Financial Officer
                                               (Principal Financial
                                               Officer and Principal
                                               Accounting Officer)

           /s/ H. THOMAS MCMEEKIN              Director
   --------------------------------------
             H. Thomas McMeekin

           /s/ RICHARD C. VAUGHAN              Director
   --------------------------------------
             Richard C. Vaughan

              /s/ JON A. BOSCIA                Director
   --------------------------------------
                Jon A. Boscia